                                                   Filed Pursuant to Rule 497(e)
                                                        Registration No. 2-28097



                                  PROSPECTUS
                                 May 1, 1997
                      As Supplemented on August 25, 1997

                [Four Color Photograph of Keys on a Key Ring]

                     The Enterprise Group of Funds, Inc.

                              TABLE OF CONTENTS

Expense information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

Prospectus summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Condensed financial information. . . . . . . . . . . . . . . . . . . . . . . .   7

Investment objectives and policies of the Portfolios . . . . . . . . . . . . .  17

Certain investment techniques and associated risks . . . . . . . . . . . . . .  25

Investment restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

How to purchase Portfolio shares . . . . . . . . . . . . . . . . . . . . . . .  37

Shareholder services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

How to exchange shares among the Portfolios. . . . . . . . . . . . . . . . . .  46

How to redeem Portfolio shares . . . . . . . . . . . . . . . . . . . . . . . .  47

Distributor's Agreement and Plan of Distribution . . . . . . . . . . . . . . .  50

Performance comparisons. . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

Dividends and distribution . . . . . . . . . . . . . . . . . . . . . . . . . .  60

Brokerage transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

General information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                For Shareholder Information Call 1-800-368-3527

                                   PROSPECTUS
                               DATED MAY 1, 1997
                        As Supplemented August 25, 1997

The Enterprise Group of Funds, Inc. (the "Fund") is a series of mutual funds that seeks to provide investors a broad range of investment alternatives through its 13 separate Portfolios. Each Portfolio is managed as if it were a separate mutual fund issuing its own shares. The Fund's principal investment adviser, Enterprise Capital Management, Inc., selects, separate sub-advisers referred to as "Portfolio Managers" that provide investment advice for the Portfolios and that are selected on the basis of able investment performance in their respective areas of responsibility.

This Prospectus explains concisely what you should know about the Fund and its Portfolios before you consider investing. Please read this Prospectus and retain it for future reference. Additional information, contained in a "Statement of Additional Information," dated May 1, 1997 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Fund. It is incorporated by reference into this Prospectus (which means that it is legally part of it).

                               Equity Portfolios

                                Growth Portfolio
                          Growth and Income Portfolio
                                Equity Portfolio
                            Equity Income Portfolio
                         Capital Appreciation Portfolio
                         Small Company Growth Portfolio
                         Small Company Value Portfolio
                         International Growth Portfolio

                               Income Portfolios

                        Government Securities Portfolio
                           High-Yield Bond Portfolio
                          Tax-Exempt Income Portfolio

                               Flexible Portfolio

                               Managed Portfolio

                             Money Market Portfolio

                             Money Market Portfolio

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH-YIELD BOND PORTFOLIO INVESTS SIGNIFICANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.

PLEASE NOTE THAT THESE FUNDS ARE NOT BANK DEPOSITS; ARE NOT FEDERALLY INSURED; ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL(S).

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                                                                                                   CAPITAL
                                                   GROWTH AND                              EQUITY INCOME         APPRECIATION
                           GROWTH PORTFOLIO     INCOME PORTFOLIO     EQUITY PORTFOLIO        PORTFOLIO            PORTFOLIO
                          ------------------   ------------------   ------------------   ------------------   ------------------
    CLASS OF SHARES:       A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
    ----------------      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)........  4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
Maximum Deferred Sales
 Load(1)................  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
Exchange Fee............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee(2).......  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
Other Expenses(4).......  0.33%  0.35%  0.35%  0.30%  0.30%  0.30%  0.40%  0.40%  0.40%  0.30%  0.30%  0.30%  0.40%  0.39%  0.39%
                          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES...............  1.53%  2.10%  2.10%  1.50%  2.05%  2.05%  1.60%  2.15%  2.15%  1.50%  2.05%  2.05%  1.60%  2.14%  2.14%
                          ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====
EXAMPLE 1: You would pay the following expense over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period.
 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 62   $ 21   $ 21   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22
3 Years.................    94     66     66     93     64     64     96     67     67     93     64     64     96     67     67
5 Years.................   127    113    113    125    110    110    130    115    115    125    110    110    130    115    115
10 Years................   221    229    243    218    224    238    228    234    248    218    224    238    228    234    247
EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 62   $ 71   $ 31   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32
3 Years.................    94    106     66     93    104     64     96    107     67     93    104     64     96    107     67
5 Years.................   127    133    113    125    130    110    130    135    115    125    130    110    130    135    115
10 Years................   221    229    243    218    224    238    228    234    248    218    224    238    228    234    247


                            SMALL COMPANY
                           GROWTH PORTFOLIO
                          ------------------
    CLASS OF SHARES:       A      B      C
    ----------------      ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)........  4.75%  none   none
Maximum Deferred Sales
 Load(1)................  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none
Exchange Fee............  none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee(2).......  1.00%  1.00%  1.00%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%
Other Expenses(4).......  0.40%  0.40%  0.40%
                          ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES...............  1.85%  2.40%  2.40%
                          ====   ====   ====
EXAMPLE 1: You would pay
 (a) payment of the maxi
 10-year figures for Cla
1 Year..................  $ 65   $ 24   $ 24
3 Years.................   103     75     75
5 Years.................   143    128    128
10 Years................   254    260    274
EXAMPLE 2: You would pay
 (a) payment of the maxi
 figures for Class B sha
1 Year..................  $ 65   $ 74   $ 34
3 Years.................   103    115     75
5 Years.................   143    148    128
10 Years................   254    260    274


THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly.

(1) Certain purchases of Class A shares $1 million or more are not subject to front-end sales charges, but a contingent deferred sales charge ("CDSC") is imposed on the proceeds of such shares equal to 1% if the shares are redeemed within the first 24 months after the end of their purchase.

(2) These fees may be higher than that of other Funds. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed.

(3) Includes a service fee of .25% of average net assets for Class B and Class C shares. See "Distributor's Agreement and Plan of Distribution." Long-term shareholders of a 12b-1 Fund may over time pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


(4) Class C shares of the Funds were initially offered on May 1, 1997. Accordingly, expenses for Class C shares of the Funds represent estimates of what these expenses are expected to be for the 1997 fiscal year. As for Growth and Capital Appreciation Portfolios, expenses do not reflect a reduction for reimbursements of .02% for brokerage credits.


                      THE ENTERPRISE Group of Funds, Inc.


                                                    GOVERNMENT
        SMALL COMPANY        INTERNATIONAL          SECURITIES        HIGH-YIELD BOND         TAX-EXEMPT            MANAGED
       VALUE PORTFOLIO      GROWTH PORTFOLIO        PORTFOLIO            PORTFOLIO         INCOME PORTFOLIO        PORTFOLIO
      ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
       A      B      C      A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
      none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
      none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
      none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
      0.75%  0.75%  0.75%  0.85%  0.85%  0.85%  0.60%  0.60%  0.60%  0.60%  0.60%  0.60%  0.50%  0.50%  0.50%  0.75%  0.75%  0.75%
      0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
      0.55%  0.55%  0.55%  0.70%  0.70%  0.70%  0.25%  0.25%  0.25%  0.25%  0.25%  0.25%  0.30%  0.30%  0.30%  0.37%  0.38%  0.38%
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      1.75%  2.30%  2.30%  2.00%  2.55%  2.55%  1.30%  1.85%  1.85%  1.30%  1.85%  1.85%  1.25%  1.80%  1.80%  1.57%  2.13%  2.13%
      ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====
      $ 64   $ 23   $ 23   $ 67   $ 26   $ 26   $ 60   $ 19   $ 19   $ 60   $ 19   $ 19   $ 60   $ 18   $ 18   $ 63   $ 22   $ 22
       100     72     72    107     79     79     87     58     58     87     58     58     85     57     57     95     67     67
       138    123    123    150    136    136    115    100    100    115    100    100    113     97     97    129    114    114
       244    250    264    269    275    289    197    203    217    197    203    217    191    197    212    225    232    246
      $ 64   $ 73   $ 33   $ 67   $ 76   $ 36   $ 60   $ 69   $ 29   $ 60   $ 69   $ 29   $ 60   $ 68   $ 28   $ 63   $ 72   $ 32
       100    112     72    107    119     79     87     98     58     87     98     58     85     97     57     95    107     67
       138    143    123    150    156    136    115    120    100    115    120    100    113    117     97    129    134    114
       244    250    264    269    275    289    197    203    217    197    203    217    191    197    212    225    232    246



         MONEY MARKET
          PORTFOLIO
      ------------------
       A      B      C
      ----   ----   ----
      none   none   none
      none   5.00%  1.00%
      none   none   none
      none   none   none
      0.35%  0.35%  0.35%
      0.30%  0.85%  0.85%
      0.35%  0.35%  0.35%
      ----   ----   ----
      1.00%  1.55%  1.55%
      ====   ====   ====
      $ 10   $ 16   $ 16
        32     49     49
        55     84     84
       122    170    185
      $ 10   $ 66   $ 26
        32     89     49
        55    104     84
       122    170    185



See "Management of the Fund," "Distribution Plans," and "Brokerage Transactions" for further information concerning expenses. For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. For redemption information, please refer to page 47 of the Prospectus.


For accounts with a balance of $1,000 or less, as of July 31, a $25 fee per account registration per Portfolio for maintenance will apply, excluding Automatic Bank Draft Plan, Automatic Investment Plan, Retirement Plan and Savings Plan Accounts.

                      THE ENTERPRISE Group of Funds, Inc.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               PROSPECTUS SUMMARY
================================================================================

   Set forth below are the 13 Portfolios of the Fund, their Portfolio Managers and investment objectives. The Fund is a diversified, open-end management investment company. Enterprise Capital Management, Inc. serves as investment adviser. The Fund consists of common stock divided into 13 Portfolios consisting of four separate classes for each Portfolio. Shares are transferable within each class.

          PORTFOLIO MANAGER                                        INVESTMENT OBJECTIVES
          -----------------                                        ---------------------
          EQUITY PORTFOLIOS
          GROWTH PORTFOLIO                           Capital appreciation, primarily from investments
           Montag & Caldwell, Inc.                   in common stocks.
           Atlanta, Georgia
------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME PORTFOLIO                Total return in excess of the total return of the
           Retirement System Investors Inc.          Lipper Growth and Income Mutual Funds Average
           New York, New York                        measured over a new period of three to five years,
                                                     by investing primarily in a broadly diversified
                                                     group of large capitalization stocks.
------------------------------------------------------------------------------------------------------------
          EQUITY PORTFOLIO                           Long term capital appreciation, primarily from
           OpCap Advisors                            investments in securities of companies that are
           New York, New York                        believed by the Portfolio Manager to be
                                                     undervalued.
------------------------------------------------------------------------------------------------------------
          EQUITY INCOME PORTFOLIO                    A combination of growth and income to achieve an
           1740 Advisers, Inc.                       above average and consistent total return,
           New York, New York                        primarily from investments in dividend-paying
                                                     common stocks.
------------------------------------------------------------------------------------------------------------
          CAPITAL APPRECIATION PORTFOLIO             Maximum capital appreciation, primarily through
           Provident Investment Counsel, Inc.        investment in common stock of companies that
           Pasadena, California                      demonstrate accelerating earnings momentum and
                                                     consistently strong financial characteristics.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY GROWTH PORTFOLIO             Capital appreciation by investing primarily in
           Pilgrim Baxter & Associates, Ltd.         common stocks of small capitalization companies
           Wayne, Pennsylvania                       believed by the Portfolio Manager to have an
                                                     outlook for strong earnings growth and potential
                                                     for significant capital appreciation.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY VALUE PORTFOLIO              Maximum capital appreciation, primarily through
           GAMCO Investors, Inc.                     investment in the equity securities of companies
           Rye, New York                             that have a market capitalization of no more than
                                                     $1 billion.
------------------------------------------------------------------------------------------------------------
          INTERNATIONAL GROWTH PORTFOLIO             Capital appreciation, primarily through a
           Brinson Partners, Inc.                    diversified portfolio of non-U.S. equity
           Chicago, Illinois                         securities.
------------------------------------------------------------------------------------------------------------
          INCOME PORTFOLIOS
          GOVERNMENT SECURITIES PORTFOLIO            Current income and safety of principal, primarily
           TCW Funds Management, Inc.                from securities that are obligations of the U.S.
           Los Angeles, California                   Government, or its agencies, or its
                                                     instrumentalities.
------------------------------------------------------------------------------------------------------------
          HIGH-YIELD BOND PORTFOLIO                  Maximum current income, primarily from debt
           Caywood-Scholl Capital Management         securities that are rated Ba or lower by Moody's
           San Diego, California                     Investors Service, Inc. or BB or lower by Standard
                                                     & Poor's Corporation.
------------------------------------------------------------------------------------------------------------
          TAX-EXEMPT INCOME PORTFOLIO                A high level of current income exempt from federal
           Morgan Stanley Asset Management, Inc.     income tax, with consideration given to
           New York, New York                        preservation of principal, primarily from
                                                     investment in a diversified portfolio of long-term
                                                     investment grade municipal bonds.
------------------------------------------------------------------------------------------------------------
          FLEXIBLE PORTFOLIO
          MANAGED PORTFOLIO                          Growth of capital over time through investment in
           OpCap Advisors                            a portfolio consisting of common stocks, bonds and
           New York, New York                        cash equivalents, the percentages of which will
                                                     vary based on the Portfolio Manager's assessments
                                                     of relative investment values.
------------------------------------------------------------------------------------------------------------
          MONEY MARKET PORTFOLIO
          MONEY MARKET PORTFOLIO                     The highest possible level of current income
           Enterprise Capital Management, Inc.       consistent with preservation of capital and
           Atlanta, Georgia                          liquidity by investing in obligations maturing in
                                                     one year or less from the time of purchase.

================================================================================

                      THE ENTERPRISE Group of Funds, Inc.

                            INVESTMENT RISK FACTORS

The risk characteristics of each Portfolio are different. In general, investors should consider the following risks: An investment in any of the Portfolios carries the risk that the net asset value of the Portfolio shares will fluctuate in response to market conditions. Further, an investment in any of the Income Portfolios carries the risk that the issuers of securities in the Income Portfolios may default on the payment of principal and interest. An investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in the other Income Portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Growth and Small Company Value Portfolios carry an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. Because of the short-term nature of the Money Market Portfolio's investments, an investment in shares of the Money Market Portfolio is subject to relatively little market risk and financial risk, but is subject to a high level of current income volatility. In addition, the Money Market Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that this Portfolio will be able to maintain this constant net asset value. See "Certain Investment Techniques and Associated Risks."

                             PURCHASE ALTERNATIVES

Each Portfolio offers four Classes of shares: shares of each Class are generally offered at the net asset value next determined after receipt of your purchase order plus (i) an initial ("front-end") sales charge (Class A shares) or (ii) a deferred sales charge (Class B and C shares). The following is a brief description of the three Classes of shares offered by each Portfolio. Class Y shares for institutional investors is contained in a separate prospectus. For more complete descriptions of each Class of shares, see "How to Purchase Shares."

CLASS A SHARES:            Class A shares are sold with an initial sales charges
                           of up to 4.75% of the offering price (for all Portfolios other than Money Market) and are subject to an ongoing distribution fee of 0.45% (0.30% for Money Market) of the Portfolio's average daily net assets. The initial sales charge may be waived or reduced in certain circumstances. Shares purchased pursuant to waiver of the initial sales charge are subject to a CDSC if redeemed within two years of purchase in certain circumstances.

CLASS B SHARES:            Class B shares do not incur an initial sales charge
                           when purchased but are subject to an ongoing service fee of 0.25% and an ongoing distribution fee of 0.75%
                           (0.60% for Money Market) of the Portfolio's average daily net assets, and a CDSC if they are redeemed within six years of purchase. Class B shares automatically convert to Class A shares (which are subject to lower ongoing expenses) approximately eight years after purchase. Class B shares are available only to investors purchasing less than $250,000 in the aggregate.

                      THE ENTERPRISE Group of Funds, Inc.

CLASS C SHARES:            Class C shares are sold at net asset value per share
                           without an initial sales charge but are subject to an
                           ongoing service fee of 0.25% and an ongoing
                           distribution fee of 0.75% (0.60% for Money Market) of
                           the portfolio's average daily net assets. If Class C
                           shares are redeemed within 12 months of their
                           purchase, a contingent deferred sales charge of 1.00%
                           will be deducted from the redemption proceeds. Class
                           C shares are available only to investors purchasing
                           less than $1,000,000 in the aggregate.
================================================================================


                                     SHAREHOLDER SERVICES
      Automatic Reinvestment Plan                             Check Writing (Class A Money Market
      Automatic Bank Draft Plan                               Portfolio Shares Only)
      Investment Plan                                         Bank Purchase and Redemption Plan
      Letter of Intent                                        Systematic Withdrawal Plan
      Right of Accumulation                                   Retirement Plans
                                                              24-Hour Account Information
                             FOR MORE COMPLETE INFORMATION ABOUT THESE PLANS AND SERVICES,
                                         SEE SHAREHOLDER SERVICES AT PAGE 44 OR
                                         CALL THE ENTERPRISE GROUP OF FUNDS AT
                                                    (800) 432-4320.

================================================================================

                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS

            (FOR A SHARE OUTSTANDING THROUGH THE PERIODS INDICATED)
The financial highlights which follow are part of the Fund's financial statements and are included in Fund's Annual Report to Shareholders. The Fund's 1996 Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information. Annual reports may be obtained without charge by calling the Fund at 800-368-3527. The Report contains information about the performances of the Portfolios.

                                                                     YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------------
GROWTH PORTFOLIO (CLASS A)                   1996        1995       1994       1993      1992(G)     1991       1990
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....  $  10.44    $   7.76    $  8.26    $  7.96    $  8.22    $  6.31    $  7.24
Net Investment Income (Loss).............     (0.04)      (0.03)     (0.02)      0.01      (0.02)      0.07       0.08
Net Realized and Unrealized Gain (Loss)
 on Investments..........................      3.44        3.13      (0.06)      0.84       0.55       2.57      (0.24)
                                           ---------------------------------------------------------------------------
Total from Investment Operations.........      3.40        3.10      (0.08)      0.85       0.53       2.64      (0.16)
                                           ---------------------------------------------------------------------------
Dividends from Net Investment Income.....      0.00        0.00       0.00       0.01       0.00       0.07       0.09
Distributions from Net Realized Capital
 Gains...................................      0.74        0.42       0.42       0.54       0.79       0.66       0.68
                                           ---------------------------------------------------------------------------
Total Distributions......................      0.74        0.42       0.42       0.55       0.79       0.73       0.77
                                           ---------------------------------------------------------------------------
Net Asset Value, End of Period...........  $  13.10    $  10.44    $  7.76    $  8.26    $  7.96    $  8.22    $  6.31
                                           ---------------------------------------------------------------------------
Total Return(D)..........................     32.60%      39.99%     (0.99)%    10.59%      6.46%     41.79%     (2.26)%
Net Assets, End of Period (in
 thousands)..............................  $196,752    $122,559    $88,375    $90,902    $84,200    $77,784    $52,897
Ratio of Expenses to Average Net
 Assets..................................      1.53%(F)    1.60%      1.56%      1.60%      1.60%      1.60%      1.60%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).....................      1.53%(F)    1.60%      1.56%      1.61%      1.67%      1.81%      1.75%
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................     (0.39)%     (0.35)%    (0.30)%     0.10%     (0.30)%     0.90%      1.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)................................     (0.39)%     (0.35)%    (0.30)%     0.06%     (0.31)%     0.69%      0.89%
Portfolio Turnover.......................     29.90%      45.30%     64.50%    107.90%     61.20%     74.70%    138.40%
Average Commission Per Share(C)..........  $ 0.0636

                                              YEAR ENDED DECEMBER 31,
                                           -----------------------------
GROWTH PORTFOLIO (CLASS A)                  1989       1988       1987
-----------------------------------------  -----------------------------
Net Asset Value, Beginning of Period.....  $  6.25    $  6.02    $  6.97
Net Investment Income (Loss).............     0.02       0.07       0.16
Net Realized and Unrealized Gain (Loss)
 on Investments..........................     1.42       0.67       0.66
                                           -----------------------------
Total from Investment Operations.........     1.44       0.74       0.82
                                           -----------------------------
Dividends from Net Investment Income.....     0.02       0.07       0.11
Distributions from Net Realized Capital
 Gains...................................     0.43       0.44       1.66
                                           -----------------------------
Total Distributions......................     0.45       0.51       1.77
                                           -----------------------------
Net Asset Value, End of Period...........  $  7.24    $  6.25    $  6.02
                                           -----------------------------
Total Return(D)..........................    23.05%     12.30%     11.53%
Net Assets, End of Period (in
 thousands)..............................  $55,320    $40,363    $29,927
Ratio of Expenses to Average Net
 Assets..................................     2.50%      2.50%      1.70%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).....................     2.70%      2.60%      1.75%
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................     0.30%      0.80%      0.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)................................     0.10%      0.75%      0.74%
Portfolio Turnover.......................    78.30%     67.10%     64.40%
Average Commission Per Share(C)..........

                                                                                  FOR THE PERIOD
                                                                YEAR ENDED        MAY 1, THROUGH
GROWTH PORTFOLIO (CLASS B)                                   DECEMBER 31, 1996   DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $ 10.41             $ 8.69
Net Investment Income (Loss)...............................         (0.06)             (0.02)
Net Realized and Unrealized Gains (Losses) on
 Investments...............................................          3.36               2.16
                                                             -------------------------------------
Total from Investment Operations...........................          3.30               2.14
                                                             -------------------------------------
Dividends from Net Investment Income.......................          0.00               0.00
Distributions from Net Realized Capital Gains..............          0.74               0.42
                                                             -------------------------------------
Total Distributions........................................          0.74               0.42
                                                             -------------------------------------
Net Asset Value, End of Period.............................       $ 12.97             $10.41
                                                             -------------------------------------
Total Return(E)............................................         31.73%             24.66%(B)
Net Assets End of Period (in thousands)....................       $36,483             $4,572
Ratio of Expenses to Average Net Assets....................          2.10%(F)           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................          2.10%(F)           2.15%(A)
Ratio of Net investment income (Loss) to average net
 assets....................................................         (0.96)%            (0.82)%(A)
Ratio of Net investment income (Loss) to average net assets
 (Excluding Waivers).......................................         (0.96)%            (0.82)%(A)
Portfolio Turnover.........................................         29.90%             45.30%(A)
Average Commission Per Share(C)............................       $0.0636

A  Annualized
B  Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D  Total returns do not include one time sales charge.
E Total return does not include contingent deferred sales charge. Effective September 1, 1995, ratio includes expenses paid indirectly.
G  Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.


                                                                       YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO (CLASS A)   1996       1995       1994       1993       1992       1991       1990       1989       1988
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period..........................  $ 20.73    $ 16.43    $ 17.75    $ 16.93    $ 16.00    $ 13.40    $ 15.26    $ 13.40    $ 12.16
Net Investment Income (Loss).....     0.41       0.45       0.44       0.52       0.43       0.52       0.61       0.37       0.29
Net Realized and Unrealized Gain
 (Loss) on Investments...........     3.27       5.00      (0.53)      1.74       0.92       2.61      (1.84)      1.97       1.37
                                   -----------------------------------------------------------------------------------------------
Total from Investment
 Operations......................     3.68       5.45      (0.09)      2.26       1.35       3.13      (1.23)      2.34       1.66
                                   -----------------------------------------------------------------------------------------------
Dividends from Net Investment
 Income..........................     0.40       0.45       0.44       0.50       0.41       0.53       0.63       0.38       0.26
Distributions from Capital
 Gains...........................     1.57       0.70       0.79       0.94       0.01       0.00       0.00       0.10       0.16
                                   -----------------------------------------------------------------------------------------------
Total Distributions..............     1.97       1.15       1.23       1.44       0.42       0.53       0.63       0.48       0.42
                                   -----------------------------------------------------------------------------------------------
Net Asset Value, End of Period...  $ 22.44    $ 20.73    $ 16.43    $ 17.75    $ 16.93    $ 16.00    $ 13.40    $ 15.26    $ 13.40
                                   -----------------------------------------------------------------------------------------------
Total Return(D)..................    17.86%     33.38%     (0.49)%    13.45%      8.48%     23.55%     (8.20)%    17.55%     13.64%
Net Assets, End of Period (in
 thousands)......................  $72,647    $61,906    $50,926    $49,920    $40,918    $33,605    $29,330    $33,402    $10,199
Ratio of Expenses to Average Net
 Assets..........................     1.50%      1.50%      1.50%      1.50%      1.50%      1.50%      1.50%      2.50%      2.50%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)......     1.68%      1.78%      1.73%      1.91%      1.95%      2.02%      2.01%      2.80%      3.80%
Ratio of Net Investment Income to
 Average Net Assets..............     1.87%      2.33%      2.50%      2.90%      2.80%      3.50%      4.20%      3.30%      3.60%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers).............     1.69%      2.06%      2.30%      2.51%      2.22%      2.84%      3.73%      3.04%      2.28%
Portfolio Turnover Rate..........    33.22%     25.60%     41.40%     39.90%     38.30%     25.90%     20.80%      9.50%      9.70%
Average Commission Per
 Share(C)........................  $0.0615

                                    FOR THE PERIOD
                                      NOVEMBER 17
                                        THROUGH
EQUITY INCOME PORTFOLIO (CLASS A)  DECEMBER 31, 1987
---------------------------------  -----------------
Net Asset Value, Beginning of
 Period..........................       $ 12.00
Net Investment Income (Loss).....          0.05
Net Realized and Unrealized Gain
 (Loss) on Investments...........          0.15
Total from Investment                   -------
 Operations......................          0.20
Dividends from Net Investment           -------
 Income..........................          0.04
Distributions from Capital
 Gains...........................          0.00
                                        -------
Total Distributions..............          0.04
                                        -------
Net Asset Value, End of Period...       $ 12.16
                                        -------
Total Return(D)..................          1.67%(B)
Net Assets, End of Period (in
 thousands)......................       $ 1,203
Ratio of Expenses to Average Net
 Assets..........................          2.50%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)......          9.38%(A)
Ratio of Net Investment Income to
 Average Net Assets..............          0.50%(B)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers).............         (2.92)%(A)
Portfolio Turnover Rate..........          0.00%
Average Commission Per
 Share(C)........................

                                                                              FOR THE PERIOD
                                                            YEAR ENDED         MAY 1 THROUGH
EQUITY INCOME (CLASS B)                                  DECEMBER 31, 1996   DECEMBER 31, 1995
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $ 20.67             $18.12
Net Investment Income (Loss)...........................          0.24               0.29
Net Gains or Losses on Securities (Realized and
 Unrealized)...........................................          3.30               3.40
                                                         -------------------------------------
Total from Investment Operations.......................          3.54               3.69
                                                         -------------------------------------
Dividends from Net Investment Income...................          0.34               0.44
Distributions from Capital Gains.......................          1.57               0.70
                                                         -------------------------------------
Total Distributions....................................          1.91               1.14
                                                         -------------------------------------
Net Asset Value, End of Period.........................       $ 22.30             $20.67
                                                         -------------------------------------
Total Return(E)........................................         17.22%             20.57%(B)
Net Assets, End of Period (in thousands)...............       $ 5,615             $1,086
Ratio of Expenses to Average Net Assets................          2.05%              2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................          2.23%              2.23%(A)
Ratio of Net Investment Income to Average Net Assets...          1.32%              1.56%(A)
Ratio of Net Investment Income to Average Net Assets
 (Excluding Waivers)...................................          1.14%              1.33%(A)
Portfolio Turnover Rate................................         33.22%             25.60%(A)
Average commission per share(C)........................       $0.0615

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D Total returns do not include one time sales charge.
E Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.


                                                          YEAR ENDED DECEMBER 31,
  CAPITAL APPRECIATION PORTFOLIO     ------------------------------------------------------------------
             (CLASS A)                 1996        1995        1994        1993      1992(F)     1991
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................  $  32.54    $  28.54    $  31.10    $  29.42    $ 27.80    $ 17.48
Net Investment Income (Loss).......     (0.31)      (0.25)      (0.13)      (0.15)     (0.04)     (0.01)
Net Realized and Unrealized Gain
 (Loss) on Investments.............      5.69        7.59       (0.95)       1.83       1.66      10.33
                                     ------------------------------------------------------------------
Total from Investment Operations...      5.38        7.34       (1.08)       1.68       1.62      10.32
                                     ------------------------------------------------------------------
Dividends from Net Investment
 Income............................      0.00        0.00        0.00        0.00       0.00       0.00
Distributions from Capital Gains...      3.71        3.34        1.48        0.00       0.00       0.00
                                     ------------------------------------------------------------------
Total Distributions................      3.71        3.34        1.48        0.00       0.00       0.00
                                     ------------------------------------------------------------------
Net Asset Value, End of Period.....  $  34.21    $  32.54    $  28.54    $  31.10    $ 29.42    $ 27.80
                                     ------------------------------------------------------------------
Total Return(D)....................     16.52%      25.72%      (3.46)%      5.71%      5.83%     59.04%
Net Assets, End of Period (in
 thousands)........................  $115,253    $121,207    $101,237    $103,187    $72,569    $33,375
Ratio of Expenses to Average Net
 Assets............................      1.60%(G)    1.65%       1.66%       1.64%      1.72%      1.75%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........      1.60%(G)    1.65%       1.66%       1.64%      1.72%      2.04%
Ratio of Net Investment Income
 (Loss) to Average Net Assets......     (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%    (0.10)%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............     (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%    (0.44)%
Portfolio Turnover Rate............     66.42%      65.20%      74.40%      61.90%     32.50%     40.20%
Average Commission Per Share(C)....  $ 0.0486

                                                                    FOR THE PERIOD
                                       YEAR ENDED DECEMBER 31,        NOVEMBER 17
  CAPITAL APPRECIATION PORTFOLIO     ---------------------------        THROUGH
             (CLASS A)                1990       1989      1988    DECEMBER 31, 1987
-----------------------------------  -----------------------------------------------
Net Asset Value, Beginning of
 Period............................  $ 16.94    $13.01    $12.28        $12.00
Net Investment Income (Loss).......     0.11     (0.03)    (0.03)         0.03
Net Realized and Unrealized Gain
 (Loss) on Investments.............     0.54      4.49      0.76          0.27
                                     -----------------------------------------------
Total from Investment Operations...     0.65      4.46      0.73          0.30
                                     -----------------------------------------------
Dividends from Net Investment
 Income............................     0.11      0.00      0.00          0.02
Distributions from Capital Gains...     0.00      0.53      0.00          0.00
                                     -----------------------------------------------
Total Distributions................     0.11      0.53      0.00          0.02
                                     -----------------------------------------------
Net Asset Value, End of Period.....  $ 17.48    $16.94    $13.01        $12.28
                                     -----------------------------------------------
Total Return(D)....................     3.84%    34.27%     5.94%         2.50%(B)
Net Assets, End of Period (in
 thousands)........................  $12,552    $9,091    $2,825        $1,077
Ratio of Expenses to Average Net
 Assets............................     1.75%     2.50%     2.50%         2.50%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........     2.27%     3.90%     6.00%         9.64%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets......     0.70%    (0.50)%   (0.30)%        0.20%(B)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............     0.12%    (1.92)%   (3.77)%       (5.19)%(A)
Portfolio Turnover Rate............    60.50%    65.80%    49.30%         0.00%(A)
Average Commission Per Share(C)....

                                                                          FOR THE PERIOD
                                                        YEAR ENDED         MAY 1 THROUGH
     CAPITAL APPRECIATION PORTFOLIO (CLASS B)        DECEMBER 31, 1996   DECEMBER 31, 1995
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...............       $ 32.42             $30.04
Net Investment Income (Loss).......................         (0.35)             (0.12)
Net Realized and Unrealized Gain (loss) on
 Investments.......................................          5.50               5.84
                                                     -------------------------------------
Total from Investment Operations...................          5.15               5.72
                                                     -------------------------------------
Dividends from Net Investment Income...............          0.00               0.00
Distributions from Capital Gains...................          3.71               3.34
                                                     -------------------------------------
Total Distributions................................          3.71               3.34
                                                     -------------------------------------
Net Asset Value, End of Period.....................       $ 33.86             $32.42
                                                     -------------------------------------
Total Return(E)....................................         15.87%             18.99%(B)
Net Assets, End of Period (in thousands)...........       $ 5,047             $1,953
Ratio of Expenses to Average Net Assets............          2.14%(G)           2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..........................................          2.14%(G)           2.08%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets........................................         (1.43)%            (1.41)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)....................         (1.43)%            (1.41)%(A)
Portfolio Turnover Rate............................         66.42%             65.20%(A)
Average Commission Per Share(C)....................       $0.0486


A  Annualized
B  Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D  Total returns do not include one time sales charge.
E  Total return does not include contingent deferred sales charge.
F  Based on average monthly shares outstanding.
   Effective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

                                                        YEAR ENDED
                                                       DECEMBER 31,              FOR THE PERIOD
                                               -----------------------------    OCTOBER 1 THROUGH
SMALL COMPANY VALUE PORTFOLIO (CLASS A)         1996       1995       1994      DECEMBER 31, 1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......    $  5.43    $  5.17    $  5.29         $  5.00
Net Investment Income (Loss)...............      (0.01)      0.02       0.03            0.01
Net Realized and Unrealized Gain (Loss) on
 Investments...............................       0.62       0.46      (0.01)           0.29
                                               --------------------------------------------------
Total from Investment Operations...........       0.61       0.48       0.02            0.30
                                               --------------------------------------------------
Dividends from Net Investment Income.......       0.00       0.02       0.03            0.01
Distributions from Capital Gains...........       0.30       0.20       0.11            0.00
                                               --------------------------------------------------
Total Distributions........................       0.30       0.22       0.14            0.01
                                               --------------------------------------------------
Net Asset Value, End of Period.............    $  5.74    $  5.43    $  5.17         $  5.29
                                               --------------------------------------------------
Total Return(D)............................      11.28%      9.28%      0.34%           5.92%(B)
Net Assets, End of Period (in thousands)...    $17,308    $19,720    $22,120         $ 8,118
Ratio of Expenses to Average Net Assets....       1.75%      1.75%      1.75%           1.75%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................       2.38%      2.21%      2.15%           4.00%(A)
Ratio of Net Investment Income to Average
 Net Assets................................      (0.13)%     0.32%      0.60%           0.10%(B)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)....      (0.76)%    (0.14)%     0.18%          (1.54)%(A)
Portfolio Turnover Rate....................     143.58%     36.50%     16.70%           0.00%(A)
Average Commission Per Share(C)............    $0.0483

                                                                                 FOR THE PERIOD
                                                              YEAR ENDED          MAY 1 THROUGH
SMALL COMPANY VALUE PORTFOLIO (CLASS B)                    DECEMBER 31, 1996    DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................         $  5.41              $  5.28
Net Investment Income (Loss)...........................           (0.03)               (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................            0.61                 0.36
                                                           --------------------------------------
Total from Investment Operations.......................            0.58                 0.35
                                                           --------------------------------------
Dividends from Net Investment Income...................            0.00                 0.02
Distributions from Capital Gains.......................            0.30                 0.20
                                                           --------------------------------------
Total Distributions....................................            0.30                 0.22
                                                           --------------------------------------
Net Asset Value, End of Period.........................         $  5.69              $  5.41
                                                           --------------------------------------
Total Return(E)........................................           10.77%                6.87%(B)
Net Assets End of Period (in thousands)................         $ 2,606              $   862
Ratio of Expenses to Average Net Assets................            2.30%                2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................            2.92%                2.78%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................           (0.77)%              (0.40)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................           (1.39)%              (0.90)%(A)
Portfolio Turnover Rate................................          143.58%               36.50%(A)
Average Commission Per Share(C)........................         $0.0483

A  Annualized
B  Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D  Total return does not include one time sales charge.
E  Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.


                                                                       YEAR ENDED DECEMBER 31,
INTERNATIONAL GROWTH PORTFOLIO     -----------------------------------------------------------------------------------------------
(CLASS A)                           1996       1995       1994       1993      1992(F)     1991       1990       1989       1988
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period........................    $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38    $ 11.95    $ 14.53    $ 12.91    $ 12.00
Net Investment Income (Loss)...       0.10       0.11      (0.01)     (0.02)      0.28       0.28       0.04       0.06       0.00
Net Realized and Unrealized
 Gain (Loss) on Investments....       1.88       2.12      (0.49)      4.79      (0.39)      1.25      (2.27)      2.21       0.91
                                   -----------------------------------------------------------------------------------------------
Total from Investment
 Operations....................       1.98       2.23      (0.50)      4.77      (0.11)      1.53      (2.23)      2.27       0.91
                                   -----------------------------------------------------------------------------------------------
Dividends from Net Investment
 Income........................       0.09       0.09       0.00       0.00       0.04       0.10       0.04       0.00       0.00
Distributions from Capital
 Gains.........................       0.87       0.76       2.24       0.17       0.00       0.00       0.31       0.65       0.00
Other..........................       0.00       0.00       0.00       0.39(G)    0.00       0.00       0.00       0.00       0.00
                                   -----------------------------------------------------------------------------------------------
Total Distributions............       0.96       0.85       2.24       0.56       0.04       0.10       0.35       0.65       0.00
                                   -----------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................    $ 17.10    $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38    $ 11.95    $ 14.53    $ 12.91
                                   -----------------------------------------------------------------------------------------------
Total Return(D)................      12.32%     15.17%     (2.82)%    36.05%     (0.93)%    12.91%    (15.37)%    17.17%      7.58%
Net Assets, End of Period (in
 thousands)....................    $34,837    $28,628    $27,523    $22,900    $11,630    $10,736    $ 9,278    $ 8,514    $ 4,246
Ratio of Expenses to Average
 Net Assets....................       2.00%      2.00%      2.00%      2.00%      2.00%      2.00%      2.00%      2.50%      2.50%
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers)......................       2.19%      2.40%      2.51%      3.06%      3.70%      3.59%      3.85%      5.50%      8.50%
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets........................       0.61%      0.70%     (0.20)%    (0.10)%     0.50%      0.60%      0.70%      0.60%      0.00%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...........       0.42%      0.30%     (0.70)%    (1.15)%    (1.15)%    (0.93)%    (1.22)%    (2.41)%    (6.09)%
Portfolio Turnover Rate........      23.79%     31.10%    116.10%     70.10%    134.90%     64.50%     84.70%     68.20%     67.10%
Average Commission Per
 Share(C)......................    $0.0221

                                  FOR THE PERIOD
                                    NOVEMBER 17
INTERNATIONAL GROWTH PORTFOLIO        THROUGH
(CLASS A)                        DECEMBER 31, 1987
-------------------------------  -----------------
Net Asset Value, Beginning of
 Period........................       $ 12.00
Net Investment Income (Loss)...          0.06
Net Realized and Unrealized
 Gain (Loss) on Investments....          0.00
Total from Investment                 -------
 Operations....................          0.06
Dividends from Net Investment         -------
 Income........................          0.06
Distributions from Capital
 Gains.........................          0.00
Other..........................          0.00
                                      -------
Total Distributions............          0.06
Net Asset Value, End of               -------
 Period........................       $ 12.00
                                      -------
Total Return(D)................          0.50%(B)
Net Assets, End of Period (in
 thousands)....................       $ 1,125
Ratio of Expenses to Average
 Net Assets....................          2.50%(A)
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers)......................          9.03%(A)
Ratio of Net Investment Income
 (Loss) to Average Net
 Assets........................          0.60%(B)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...........         (2.37)%(A)
Portfolio Turnover Rate........          0.00%(A)
Average Commission Per
 Share(C)......................

                                                                            FOR THE PERIOD
                                                         YEAR ENDED          MAY 1 THROUGH
     INTERNATIONAL GROWTH PORTFOLIO (CLASS B)         DECEMBER 31, 1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............         $ 16.02              $14.82
Net Investment Income (Loss)......................            0.01               (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments......................................            1.87                2.08
                                                      --------------------------------------
Total from Investment Operations..................            1.88                2.06
                                                      --------------------------------------
Dividends from Net Investment Income..............            0.06                0.10
Distributions from Capital Gains..................            0.87                0.76
                                                      --------------------------------------
Total Distributions...............................            0.93                0.86
                                                      --------------------------------------
Net Asset Value, End of Period....................         $ 16.97              $16.02
                                                      --------------------------------------
Total Return(E)...................................           11.72%              13.88%(B)
Net Assets End of Period (in thousands)...........         $ 4,276              $1,094
Ratio of Expenses to Average Net Assets...........            2.55%               2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers).........................................            2.75%               2.73%(A)
Ratio of Net Investment Income to Average Net
 Assets...........................................            0.09%              (0.65)%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)...................           (0.11)%             (0.85)%(A)
Portfolio Turnover Rate...........................           23.79%              31.10%(A)
Average Commission Per Share(C)...................         $0.0221

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D Total returns do not include one time sales charge.
E Total return does not include contingent deferred sales charge.
F Based on average monthly shares outstanding.
G Distributions in excess of net investment income.

                      THE ENTERPRISE Group of Funds, Inc.


                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO (CLASS A)     1996      1995      1994       1993     1992(E)    1991
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......  $ 11.83   $ 10.62   $ 12.44   $  12.47   $ 12.40   $ 11.96
Net Investment Income (Loss)...............     0.74      0.76      0.87       0.92      0.99      1.00
Net realized and unrealized gain (Loss) on
 investments...............................    (0.03)     1.21     (1.82)      0.21      0.19      0.44
                                             ----------------------------------------------------------
Total from Investment Operations...........     0.71      1.97     (0.95)      1.13      1.18      1.44
                                             ----------------------------------------------------------
Dividends from Net Investment Income.......     0.74      0.76      0.87       0.92      0.98      1.00
Distributions from Capital Gains...........     0.00      0.00      0.00       0.24      0.13      0.00
                                             ----------------------------------------------------------
Total Distributions........................     0.74      0.76      0.87       1.16      1.11      1.00
                                             ----------------------------------------------------------
Net Asset Value, End of Period.............  $ 11.80   $ 11.83   $ 10.62   $  12.44   $ 12.47   $ 12.40
                                             ----------------------------------------------------------
Total Return(C)............................     6.29%    19.00%    (7.81)%     9.26%     9.93%    12.58%
Net Assets, End of Period (in thousands)...  $73,693   $86,224   $84,431   $106,541   $71,515   $46,480
Ratio of Expenses to Average Net Assets....     1.30%     1.30%     1.30%      1.30%     1.30%     0.90%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................     1.42%     1.44%     1.35%      1.44%     1.54%     1.65%
Ratio of Net Investment Income to Average
 Net Assets................................     6.35%     6.66%     7.60%      7.20%     7.90%     8.20%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)....     6.23%     6.52%     7.59%      7.03%     7.72%     7.39%
Portfolio Turnover Rate....................     0.17%     0.00%    27.20%     90.10%   108.40%    58.60%

                                                                           FOR THE PERIOD
                                              YEAR ENDED DECEMBER 31,        OCTOBER 17
                                             --------------------------        THROUGH
GOVERNMENT SECURITIES PORTFOLIO (CLASS A)     1990      1989      1988    DECEMBER 31, 1987
-------------------------------------------  ----------------------------------------------
Net Asset Value, Beginning of Period.......  $ 11.92   $ 11.70   $11.96        $12.00
Net Investment Income (Loss)...............     1.01      0.90     0.79          0.08
Net realized and unrealized gain (Loss) on
 investments...............................     0.05      0.23    (0.26)        (0.04)
                                             ----------------------------------------------
Total from Investment Operations...........     1.06      1.13     0.53          0.04
                                             ----------------------------------------------
Dividends from Net Investment Income.......     1.02      0.91     0.79          0.08
Distributions from Capital Gains...........     0.00      0.00     0.00          0.00
                                             ----------------------------------------------
Total Distributions........................     1.02      0.91     0.79          0.08
                                             ----------------------------------------------
Net Asset Value, End of Period.............  $ 11.96   $ 11.92   $11.70        $11.96
                                             ----------------------------------------------
Total Return(C)............................     9.41%    10.01%    4.53%         0.33%(B)
Net Assets, End of Period (in thousands)...  $31,535   $29,897   $3,826        $1,173
Ratio of Expenses to Average Net Assets....     1.00%     2.10%    2.10%         2.10%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................     1.60%     2.70%    4.50%         7.92%(A)
Ratio of Net Investment Income to Average
 Net Assets................................     8.60%     8.00%    7.00%         0.80%(B)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)....     7.77%     7.31%    4.52%         0.79%(A)
Portfolio Turnover Rate....................    70.00%    85.00%   14.30%         0.00%(A)

                                                                      FOR THE PERIOD
                                                   YEAR ENDED          MAY 1 THROUGH
GOVERNMENT SECURITIES PORTFOLIO (CLASS B)       DECEMBER 31, 1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........         $11.83               $11.12
Net Investment Income (Loss)................           0.68                 0.44
Net Realized and Unrealized Gain (Loss) on
 Investments................................          (0.04)                0.71
                                                --------------------------------------
Total from Investment Operations............           0.64                 1.15
                                                --------------------------------------
Dividends from Net Investment Income........           0.68                 0.44
Distributions from Capital Gains............           0.00                 0.00
                                                --------------------------------------
Total Distributions.........................           0.68                 0.44
                                                --------------------------------------
Net Asset Value, End of Period..............         $11.79               $11.83
                                                --------------------------------------
Total Return(D).............................           5.61%               10.47%(B)
Net Assets, End of Period (in thousands)....         $5,683               $2,124
Ratio of Expenses to Average Net Assets.....           1.85%                1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)........................           1.96%                1.91%(A)
Ratio of Net Investment Income to Average
 Net Assets.................................           5.79%                5.64%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).....           5.68%                5.58%(A)
Portfolio Turnover Rate.....................           0.17%                0.00%(A)

A  Annualized
B  Not Annualized
C  Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge. E Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.


                                                       YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------
HIGH-YIELD BOND PORTFOLIO (CLASS A)  1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................ $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19    $  8.55
Net Investment Income (Loss).......    0.94       0.99       0.97       0.95       1.01       1.13
Net Realized and Unrealized Gain
 (Loss) on Investments.............    0.45       0.67      (0.97)      0.89       0.64       1.66
                                    --------------------------------------------------------------
Total from Investment Operations...    1.39       1.66       0.00       1.84       1.65       2.79
                                    --------------------------------------------------------------
Dividends from Net Investment
 Income............................    0.94       0.99       0.98       0.97       1.01       1.15
Distributions from Capital Gains...    0.00       0.00       0.00       0.00       0.00       0.00
Other..............................    0.00       0.00       0.00       0.00       0.00       0.00
                                    --------------------------------------------------------------
Total Distributions................    0.94       0.99       0.98       0.97       1.01       1.15
                                    --------------------------------------------------------------
Net Asset Value, End of Period..... $ 11.84    $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19
                                    --------------------------------------------------------------
Total Return(C)....................   12.78%     16.00%      0.05%     17.58%     16.69%     33.02%
Net Assets, End of Period (in
 thousands)........................ $54,129    $52,182    $44,822    $44,361    $30,851    $24,672
Ratio of Expenses to Average Net
 Assets............................    1.30%      1.30%      1.30%      1.30%      1.30%      1.30%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........    1.50%      1.52%      1.45%      1.59%      1.64%      1.85%
Ratio of Net Investment Income to
 Average Net Assets................    8.21%      8.80%      8.60%      8.20%      9.40%     11.30%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............    8.01%      8.58%      8.52%      7.95%      8.95%     10.51%
Portfolio Turnover Rate............  180.13%     88.50%    113.00%    121.20%    121.70%    109.30%

                                                                        FOR THE PERIOD
                                         YEAR ENDED DECEMBER 31,          NOVEMBER 17
                                     -------------------------------        THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS A)   1990         1989       1988     DECEMBER 31, 1987
-----------------------------------  ---------------------------------------------------
Net Asset Value, Beginning of
 Period............................  $ 10.98      $ 12.37    $ 12.20        $12.00
Net Investment Income (Loss).......     1.26         1.33       1.24          0.11
Net Realized and Unrealized Gain
 (Loss) on Investments.............    (2.43)       (1.37)      0.19          0.21
                                     ---------------------------------------------------
Total from Investment Operations...    (1.17)       (0.04)      1.43          0.32
                                     ---------------------------------------------------
Dividends from Net Investment
 Income............................     1.24         1.35       1.24          0.11
Distributions from Capital Gains...     0.00         0.00       0.02          0.01
Other..............................     0.02(E)      0.00       0.00          0.00
                                     ---------------------------------------------------
Total Distributions................     1.26         1.35       1.26          0.12
                                     ---------------------------------------------------
Net Asset Value, End of Period.....  $  8.55      $ 10.98    $ 12.37        $12.20
                                     ---------------------------------------------------
Total Return(C)....................   (11.55)%      (0.70)%    12.08%         2.67%(B)
Net Assets, End of Period (in
 thousands)........................  $19,591      $29,144    $15,772        $1,127
Ratio of Expenses to Average Net
 Assets............................     1.00%        2.10%      2.10%         2.10%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........     1.71%        2.50%      3.10%         8.79%(A)
Ratio of Net Investment Income to
 Average Net Assets................    12.30%       11.20%     11.10%         1.00%(B)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............    11.66%       10.76%     10.09%         1.26%(A)
Portfolio Turnover Rate............    67.40%       61.60%     88.60%        54.80%(A)

                                                                                  FOR THE PERIOD
                                                                YEAR ENDED         MAY 1 THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS B)                          DECEMBER 31, 1996   DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......................       $11.39              $11.11
Net Investment Income (Loss)...............................         0.88                0.61
Net Realized and Unrealized Gain (Loss) on Investments.....         0.45                0.28
                                                             -------------------------------------
Total from Investment Operations...........................         1.33                0.89
                                                             -------------------------------------
Dividends from Net Investment Income.......................         0.88                0.61
Distributions from Capital Gains...........................         0.00                0.00
                                                             -------------------------------------
Total Distributions........................................         0.88                0.61
                                                             -------------------------------------
Net Asset Value, End of Period.............................       $11.84              $11.39
                                                             -------------------------------------
Total Return(D)............................................        12.16%               8.12%(B)
Net Assets, End of Period (in thousands)...................       $7,892              $2,951
Ratio of Expenses to Average Net Assets....................         1.85%               1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..................................................         2.05%               2.09%(A)
Ratio of Net Investment Income to Average Net Assets.......         7.74%               7.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers).......................................         7.55%               7.68%(A)
Portfolio Turnover Rate....................................       180.13%              88.50%(A)

A  Annualized
B  Not Annualized
C  Total returns do not include one time sales charge.
D Total return does not include contingent deferred sales charge. E Distributions in excess of net investment income.

                      THE ENTERPRISE Group of Funds, Inc.


                                                       YEAR ENDED DECEMBER 31,
TAX-EXEMPT INCOME PORTFOLIO         --------------------------------------------------------------
(CLASS A)                            1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................ $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34    $ 12.78
Net Investment Income (Loss).......    0.64       0.65       0.67       0.70       0.76       0.82
Net Realized and Unrealized Gain
 (Loss) on Investments                (0.16)      1.21      (1.48)      0.73       0.26       0.56
                                    --------------------------------------------------------------
Total from Investment Operations...    0.48       1.86      (0.81)      1.43       1.02       1.38
                                    --------------------------------------------------------------
Dividends from Net Investment
 Income............................    0.64       0.65       0.68       0.70       0.76       0.82
Distributions from Capital Gains...    0.00       0.02       0.02       0.02       0.00       0.00
                                    --------------------------------------------------------------
Total Distributions................    0.64       0.67       0.70       0.72       0.76       0.82
                                    --------------------------------------------------------------
Net Asset Value, End of Period..... $ 13.83    $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34
                                    --------------------------------------------------------------
Total Return(C)....................    3.54%     14.85%     (5.69)%    10.76%      7.88%     11.13%
Net Assets, End of Period (in
 thousands)........................ $28,478    $33,626    $34,297    $41,702    $29,728    $22,614
Ratio of Expenses to Average Net
 Assets............................    1.25%      1.25%      1.25%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........    1.41%      1.42%      1.28%      1.39%      1.41%      1.47%
Ratio of Net Investment Income to
 Average Net Assets................    4.64%      4.82%      5.00%      4.90%      5.60%      6.30%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............    4.48%      4.65%      4.97%      4.79%      5.49%      6.04%
Portfolio Turnover Rate............    0.91%      0.75%     25.70%      8.30%     16.30%     21.60%

                                                                        FOR THE PERIOD
                                         YEAR ENDED DECEMBER 31,          NOVEMBER 17
TAX-EXEMPT INCOME PORTFOLIO          -------------------------------        THROUGH
(CLASS A)                             1990         1989       1988     DECEMBER 31, 1987
-----------------------------------  ---------------------------------------------------
Net Asset Value, Beginning of
 Period............................  $ 12.87      $ 12.66    $ 12.09        $ 12.00
Net Investment Income (Loss).......     0.81         0.76       0.65           0.06
Net Realized and Unrealized Gain
 (Loss) on Investments                 (0.10)        0.31       0.64           0.09
                                     ---------------------------------------------------
Total from Investment Operations...     0.71         1.07       1.29           0.15
                                     ---------------------------------------------------
Dividends from Net Investment
 Income............................     0.80         0.77       0.65           0.06
Distributions from Capital Gains...     0.00         0.09       0.07           0.00
                                     ---------------------------------------------------
Total Distributions................     0.80         0.86       0.72           0.06
                                     ---------------------------------------------------
Net Asset Value, End of Period.....  $ 12.78      $ 12.87    $ 12.66        $ 12.09
                                     ---------------------------------------------------
Total Return(C)....................     5.71%        8.68%     10.90%          1.25%(B)
Net Assets, End of Period (in
 thousands)........................  $19,880      $18,354    $ 6,655        $ 1,174
Ratio of Expenses to Average Net
 Assets............................     1.20%        2.10%      2.10%          2.10%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........     1.47%        2.60%      4.00%          8.81%(A)
Ratio of Net Investment Income to
 Average Net Assets................     6.50%        6.00%      5.60%          0.50%(B)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............     6.14%        5.53%      3.67%         (2.17)%(A)
Portfolio Turnover Rate............    66.40%       99.60%    117.40%        116.00%(A)

                                                                               FOR THE PERIOD
                                                             YEAR ENDED         MAY 1 THROUGH
         TAX-EXEMPT INCOME PORTFOLIO (CLASS B)            DECEMBER 31, 1996   DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....................       $13.99              $13.44
Net Investment Income (Loss)............................         0.56                0.38
Net Realized and Unrealized Gain (Loss) on
 Investments............................................        (0.16)               0.57
                                                          -------------------------------------
Total from Investment Operations........................         0.40                0.95
                                                          -------------------------------------
Dividends from Net Investment Income....................         0.56                0.38
Distributions from Capital Gains........................         0.00                0.02
                                                          -------------------------------------
Total Distributions.....................................         0.56                0.40
                                                          -------------------------------------
Net Asset Value, End of Period..........................       $13.83              $13.99
                                                          -------------------------------------
Total Return(D).........................................         2.96%               7.18%(B)
Net Assets, End of Period (in thousands)................       $2,037              $  912
Ratio of Expenses to Average Net Assets.................         1.80%               1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...............................................         1.96%               1.98%(A)
Ratio of Net Investment Income to Average Net Assets....         4.07%               4.08%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers).............................         3.92%               3.94%(A)
Portfolio Turnover Rate.................................         0.91%               0.75%(A)

A Annualized
B Not Annualized
C Total Returns do not include one time sales charge.
D Total Return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                  YEAR ENDED          FOR THE PERIOD
                                                                 DECEMBER 31,         OCTOBER 1, 1994
                                                              -------------------         THROUGH
MANAGED PORTFOLIO (CLASS A)                                     1996       1995      DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $   6.70    $  4.91         $ 5.00
Net Investment Income (Loss)................................      0.06       0.04           0.01
Net Realized and Unrealized Gain (Loss) on Investments......      1.41       1.81          (0.09)
                                                              ----------------------------------------
Total from Investment Operations............................      1.47       1.85          (0.08)
                                                              ----------------------------------------
Dividends from Net Investment Income........................      0.06       0.03           0.01
Distributions from Capital Gains............................      0.14       0.03           0.00
                                                              ----------------------------------------
Total Distributions.........................................      0.20       0.06           0.01
                                                              ----------------------------------------
Net Asset Value, End of Period..............................  $   7.97    $  6.70         $ 4.91
                                                              ----------------------------------------
Total Return(E).............................................     22.08%     37.68%         (1.58)%(B)
Net Assets End of Period (In Thousands).....................  $101,022    $47,839         $7,872
Ratio of Expenses to Average Net Assets.....................      1.57%      1.75%          1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................      1.57%      1.90%          3.71%(A)
Ratio of Net Investment Income to Average Net Assets........      1.12%      1.09%          1.30%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................      1.12%      0.94%         (0.32)%(A)
Portfolio Turnover Rate.....................................     33.21%     26.40%         27.10%(A)
Average Commission Per Share(C).............................  $ 0.0551

                                                                           FOR THE PERIOD
                                                                             MAY 1, 1996
                                                         YEAR ENDED            THROUGH
MANAGED PORTFOLIO (CLASS B)                           DECEMBER 31, 1996   DECEMBER 31, 1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period................       $  6.68             $  5.68
Net Investment Income (Loss)........................          0.02                0.01
Net Realized and Unrealized Gain (Loss) on
 Investments........................................          1.41                1.05
                                                      -------------------------------------
Total from Investment Operations....................          1.43                1.06
                                                      -------------------------------------
Dividends from Net Investment Income................          0.04                0.03
Distributions from Capital Gains....................          0.14                0.03
                                                      -------------------------------------
Total Distributions.................................          0.18                0.06
                                                      -------------------------------------
Net Asset Value, End of Period......................       $  7.93             $  6.68
                                                      -------------------------------------
Total Return(D).....................................         21.50%              18.38%(B)
Net Assets End of Period (in thousands).............       $57,037             $16,792
Ratio of Expenses to Average Net Assets.............          2.13%               2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...........................................          2.13%               2.45%(A)
Ratio of Net Investment Income to Average Net
 Assets.............................................          0.52%               0.31%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers).........................          0.52%               0.14%(A)
Portfolio Turnover Rate.............................         33.21%              26.40%(A)
Average Commission Per Share(C).....................       $0.0551

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and Sale of equity investments on which commissions are charged during the period.
D Total return does not include one time sales charge.
E Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                                                 FOR THE PERIOD
                                                                  YEAR ENDED DECEMBER 31,                             MAY 1
                                               --------------------------------------------------------------        THROUGH
       MONEY MARKET PORTFOLIO (CLASS A)         1996       1995       1994       1993      1992(D)     1991     DECEMBER 31, 1990
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......... $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00        $  1.00
Net Investment Income (Loss)..................    0.04       0.05       0.03       0.02       0.03       0.05           0.04
Total from Investment Operations..............    0.04       0.05       0.03       0.02       0.03       0.05           0.04
                                               ----------------------------------------------------------------------------------
Dividends from Net Investment Income..........    0.04       0.05       0.03       0.02       0.03       0.05           0.04
                                               ----------------------------------------------------------------------------------
Total Distributions...........................    0.04       0.05       0.03       0.02       0.03       0.05           0.04
                                               ----------------------------------------------------------------------------------
Net Asset Value, End of Period................ $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00        $  1.00
                                               ----------------------------------------------------------------------------------
Total Return(A)...............................    4.51%      5.05%      3.34%      2.24%      2.92%      5.22%          4.75%(B)
Net Assets, End of Period (in thousands)...... $59,074    $40,325    $32,334    $18,302    $18,932    $16,710        $19,031
Ratio of Expenses to Average Net Assets.......    1.00%      1.00%      1.00%      1.00%      1.00%      1.00%          1.00%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)..........................    1.18%      1.35%      1.33%      1.72%      1.56%      1.51%          1.38%(A)
Ratio of Net Investment Income to Average Net
 Assets.......................................    4.42%      4.92%      3.30%      2.20%      2.80%      5.10%          7.00%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).......    4.24%      4.57%      3.08%      1.47%      1.81%      4.62%          6.17%(A)

                                                             FOR THE PERIOD
                                           YEAR ENDED         MAY 1 THROUGH
MONEY MARKET PORTFOLIO (CLASS B)        DECEMBER 31, 1996   DECEMBER 31, 1995
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period...      $ 1.00              $ 1.00
Net Investment Income (Loss)...........        0.04                0.03
Total from Investment Operations.......        0.04                0.03
                                        -------------------------------------
Dividends from Net Investment Income...        0.04                0.03
                                        -------------------------------------
Total Distributions....................        0.04                0.03
                                        -------------------------------------
Net Asset Value, End of Period.........      $ 1.00              $ 1.00
                                        -------------------------------------
Total Return(C)........................        3.94%               2.95%(B)
Net Assets, End of Period (in
 thousands)............................      $1,344              $  394
Ratio of Expenses to Average Net
 Assets................................        1.55%               1.55%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)...................        1.73%               1.88%(A)
Ratio of Net Investment Income to
 Average Net Assets....................        3.85%               4.23%(A)
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Waivers)..............................        3.68%               3.90%(A)

A Annualized
B Not Annualized
C Total Return does not include contingent deferred sales charge.
D Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

The following descriptions of the Portfolios are intended to help you select the Portfolio which is appropriate for your investment objective. You may wish to pursue your objectives by investing in more than one Portfolio.

The investment objectives of each Portfolio may not be changed without approval of a majority of the outstanding voting securities of that Portfolio.

                               EQUITY PORTFOLIOS

Under normal market conditions, at least 65% of the net asset value of the eight Equity Portfolios will be invested in common equity securities. The remainder of the Equity Portfolios' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), foreign stocks, rights and warrants.

The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Small Company Growth and Small Company Value Portfolios invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Portfolios may invest up to 10% of its assets in securities of foreign issuers and up to 10% of its assets in illiquid, including restricted, securities. As noted below, the International Growth Portfolio invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

                                GROWTH PORTFOLIO

The objective of the Growth Portfolio is appreciation of capital primarily through investments in common stocks. The Portfolio's common stock selection emphasizes those companies having growth characteristics, but the Portfolio's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

                               GROWTH AND INCOME

The objective of the Growth and Income Portfolio is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Portfolio seeks this objective primarily through capital appreciation with income as a secondary consideration. The Portfolio will invest in securities of companies which the Portfolio Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings

                      THE ENTERPRISE Group of Funds, Inc.

estimates and earnings growth rate of the company, and the relation of those figures to the current price.

In general, the Portfolio will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Portfolio will meet its objective, the securities held in the Growth and Income Portfolio will generally reflect the price volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

                                EQUITY PORTFOLIO

The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

                            EQUITY INCOME PORTFOLIO

The objective of the Equity Income Portfolio is a combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend-paying common stocks.

The Portfolio's principal criterion in stock selection is above average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

                         CAPITAL APPRECIATION PORTFOLIO

The objective of the Capital Appreciation Portfolio is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

The Portfolio invests primarily in common stocks of companies which meet the Portfolio Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Portfolio attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum

                      THE ENTERPRISE Group of Funds, Inc.

capital appreciation is the basis for investment decisions; any income is incidental.

                         SMALL COMPANY GROWTH PORTFOLIO


The Small Company Growth Portfolio seeks capital appreciation and invests primarily in common stocks of small capitalization companies believed by the Portfolio Manager to have an outlook for strong earnings growth and potential for significant capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the option of the Portfolio Manager, there may be times when the shareholder's best interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small capitalization companies (market capitalization of up to $1 billion). At certain times that percentage may be substantially higher. Securities will be sold when the Portfolio Manager believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500 Index.


The securities of the Small Company Growth Fund generally will have a higher degree of risk and price volatility than larger growth funds and a lower income return than those funds.

For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash equivalents. The Portfolio may also pursue certain additional investment policies and strategies including: foreign securities; investing foreign currency transactions; investing in repurchase agreements; and acquiring when-issue securities.

                         SMALL COMPANY VALUE PORTFOLIO

The objective of the Small Company Value Portfolio is maximum capital appreciation, primarily through investment of at least 65% of Portfolio assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1 billion.

The Portfolio intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.

In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Portfolio Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller

                      THE ENTERPRISE Group of Funds, Inc.

companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

                         INTERNATIONAL GROWTH PORTFOLIO

The objective of the International Growth Portfolio is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, banker acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The Portfolio Manager's investment perspective for the Portfolio is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Portfolio Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Portfolio Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Portfolio Manager may manage the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Portfolio Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Portfolio.

The benchmark for the Portfolio is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven, broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Portfolio Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.


As a general matter, the Portfolio Manager will purchase for the Portfolio only securities contained in the underlying index relevant to the Benchmark. Brinson Partners will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.


The Portfolio Manager will purchase securities of companies domiciled in a minimum of 8 to 12 countries outside the United States.

                      THE ENTERPRISE Group of Funds, Inc.

                               INCOME PORTFOLIOS

Investors should refer to the Appendix to the Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.

                        GOVERNMENT SECURITIES PORTFOLIO

The objective of the Government Securities Portfolio is current income and safety of principal primarily from securities that are obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities").

It is a fundamental policy of the Portfolio that under normal conditions at least 80% of the value of its net assets will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's or AAA by S&P.

U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Portfolio may concentrate from time to time in different securities described above in order to obtain the highest level of current income and safety of principal.

The remainder of the Portfolio's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Portfolio Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Portfolio Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks," at page 25.

As described in "Certain Investment Techniques and Associated Risks," at page 25, the Portfolio may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of the value of its net assets at the time such option contracts are written.

                           HIGH-YIELD BOND PORTFOLIO

The objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by Standard & Poor's.

It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive po-

                      THE ENTERPRISE Group of Funds, Inc.

sition) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds", may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks" at page 25.

The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.

Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion on puts, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks," at page 25.

                          TAX-EXEMPT INCOME PORTFOLIO

The objective of the Tax-Exempt Income Portfolio is a high level of current income not includable in gross income for federal income tax purposes, with consideration given to preservation of principal, primarily from investments in a diversified portfolio of long-term investment grade municipal bonds.

It is a fundamental policy of the Portfolio that it will invest at least 80% of its net assets (except when maintaining a temporary defensive position) in Municipal Securities (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Portfolio Manager, it is believed that such securities are of comparable quality to such rated bonds.

The Portfolio invests primarily in investment grade "Municipal Securities" the interest on which, in the opinion of counsel for issuers and the Portfolio, is not includable in gross income for federal income tax purposes. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. See

                      THE ENTERPRISE Group of Funds, Inc.

the Appendix to this Prospectus for a further description of Municipal
Securities.

Investment grade securities are: bonds rated within the three highest ratings by Moody's (Aaa, Aa, A) or S&P (AAA, AA, A); notes given one of the three highest ratings by Moody's (MIG1, MIG2, MIG3) for notes; commercial paper rated P-1 by Moody's or A-1 by S&P; and variable rate securities rated VMIG1 or VMIG2 by Moody's.

While there are no maturity restrictions on the Municipal Securities in which the Portfolio invests, the average maturity is expected to range between 10 and 25 years. The Portfolio Manager will actively manage the Portfolio, adjusting the average Portfolio maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Portfolio's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks," at page 25.

The Portfolio may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

The Portfolio will not invest more than 20% of its net assets in Municipal Securities the interest on which is subject to federal alternative minimum tax.

                               FLEXIBLE PORTFOLIO

                               MANAGED PORTFOLIO

The objective of the Managed Portfolio is growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be the same as those in which the Equity Portfolios invest. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash

                      THE ENTERPRISE Group of Funds, Inc.

equivalents, the Portfolio does not have any specific income objective.

                             MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Securities in which the Portfolio will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Portfolio seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers' acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, issued by a company rated at least "A" by any two NRSROs and about which the Board of Directors of the Fund has ratified the Portfolio Manager's independent determination that the instrument presents minimal credit risks and is of high quality; however, investments in securities of all issuers having the second highest rating (A-2/P-2) assigned shall be limited to no more than five percent of the Portfolio's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Portfolio assets at the time of purchase;

4. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

5. repurchase agreements with respect to any of the foregoing obligations.

The Money Market Portfolio will limit its investment in the securities of any one issuer to no more than five percent of Portfolio assets, measured at the time of purchase.

In addition, the Money Market Portfolio will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Portfolio, taken at market value would be invested in such securities.

After purchase by the Money Market Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Portfolio. Neither event will re-

                      THE ENTERPRISE Group of Funds, Inc.

quire a sale of such security by the Money Market Portfolio. The Portfolio Manager will consider such event in its determination of whether the Money Market Portfolio should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Portfolio. To the extent Moody's or S&P may change their rating systems generally (as described in the Appendix to the Statement of Additional Information) the Money Market Portfolio will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Statement of Additional Information.

The dollar weighted average maturity of the Money Market Portfolio will be 90 days or less.

All investments of the Money Market Portfolio will be limited to instruments which the Board of Directors determines are of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

1. of those rated in the two highest rating categories by any Nationally Recognized Statistical Rating Organization (NRSRO), or

2. if the instrument is not rated, of comparable quality as determined by the Board of Directors.

Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Portfolio will use the amortized cost method of securities valuation, as described more fully in the Statement of Additional Information.

                                    CERTAIN
                                   INVESTMENT
                                 TECHNIQUES AND
                                ASSOCIATED RISKS

Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

                GENERAL RISKS ASSOCIATED WITH EQUITY PORTFOLIOS

The Equity Portfolios seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Portfolios and the net asset value of their shares to fluctuate based on market conditions.

Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies due to the risk related to markets, market share, product performance and financial resources. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies.

The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. For a discussion on these risks, please refer to "Foreign Currency Values and Transactions" at page 32.

                      THE ENTERPRISE Group of Funds, Inc.

                GENERAL RISKS ASSOCIATED WITH INCOME PORTFOLIOS

Although the Income Portfolios seek to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and they seek to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Income Portfolios. The value of debt obligations has an inverse relationship with prevailing interest rates.

                GENERAL RISKS ASSOCIATED WITH FLEXIBLE PORTFOLIO

The foregoing types of risks associated with equity and income portfolios also apply to flexible portfolios.

                           U.S. GOVERNMENT SECURITIES

Although the payment of interest and principal on a security may be guaranteed by the United States Government or one of its agencies or instrumentalities, the value of such fixed income securities and, consequently, the yield on and net asset value of shares of the Government Securities Portfolio are not guaranteed by the U.S. Government. The net asset value fluctuates in response to changes in interest rates and market valuation. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. As a result, the Government Securities Portfolio's ability to maintain positions in high-yielding, mortgage-backed securities, such as GNMA Certificates, will be affected by reductions in the principal amounts of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at the time.

                        MORTGAGE-RELATED SECURITIES AND
                            ASSET-BACKED SECURITIES

Up to 20% of the net assets of the Government Securities Portfolio may be invested in assets other than U.S. Government Securities, including collateralized mortgage related securities ("CMOs") and asset backed securities. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

While there are many versions of CMOs and asset backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All these securities are volatile; they also have particular risks in differing interest rate environments as described below.

The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage

                      THE ENTERPRISE Group of Funds, Inc.

assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing a Portfolio's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments. See "General Risks Associated With Income Portfolios" on page 26.

Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

The market value of all CMOs and other asset backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced.

CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Manager (subject to the oversight of the Board of Directors), the investment restriction limiting the Portfolio's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the Portfolio Manager (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Portfolio does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

                             HIGH-YIELD SECURITIES

Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Portfolios which were designed to reduce risks associ-

                      THE ENTERPRISE Group of Funds, Inc.

ated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

                             HIGH-YIELD BOND MARKET

The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

                              PAYMENT EXPECTATIONS

Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

                            LIQUIDITY AND VALUATION

Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and

                      THE ENTERPRISE Group of Funds, Inc.

liquidity of high-yield securities, even though not based on fundamental investment analysis.

                               TAX CONSIDERATIONS

To the extent that the High-Yield Bond Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received until maturity of the bond. Investors in the High-Yield Bond Portfolio would be taxed on this interest income even though no cash distribution of such interest is received in the year in which such income is taxed.

                             PORTFOLIO COMPOSITION

As of March 31, 1997, the High-Yield Bond Portfolio consisted of securities classified as follows:

                                     PERCENTAGE OF
CATEGORY                               PORTFOLIO
BB.................................      14.1%
B..................................      80.8%
CCC................................      00.2%
Non-rated*.........................      04.9%

---------------

* Equivalent ratings for these securities would have been CCC to BBB.

                               DEFENSIVE TACTICS

Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government Securities, high quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), non-convertible preferred stocks and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The Money Market Portfolio may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of its assets in cash, when in the judgment of the Portfolio Manager such an investment is appropriate in light of economic or market conditions. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

                              HEDGING TRANSACTIONS

Except as otherwise indicated, the Portfolio Managers, other than for the Money Market Portfolio, may engage in the following hedging transactions to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

The Portfolios will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premi-

                      THE ENTERPRISE Group of Funds, Inc.

ums on open contracts and options would exceed 5% of the Portfolio's total assets taken at current value.

                               CERTAIN SECURITIES

The Portfolios may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. A Portfolio's investment in such securities, in the aggregate, may not exceed 5% of net assets at the time of investment; provided, however, that the International Growth Portfolio, the High-Yield Bond Portfolio, and the Government Securities Portfolio may invest up to 20% of their net assets in such securities.

                                  CALL OPTIONS

The Portfolios, other than the Money Market Portfolio, may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such

                      THE ENTERPRISE Group of Funds, Inc.

options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

                                      PUTS

The Portfolios, except the Government Securities Portfolio and the Money Market Portfolio, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Portfolios, except the Government Securities Portfolio and Money Market Portfolio, may write covered put options. The Portfolio will receive premium income from writing covered put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Portfolio may invest up to 10% of the value of the Portfolio in Puts.

                        ENTERING INTO FUTURES CONTRACTS

All Portfolios may, other than the Money Market Portfolio, enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Portfolio's securities or currencies held in the Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, the Portfolios may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.

The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position;
(3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, currency prices and interest rates.

                                 INDEX OPTIONS

All the Equity Portfolios may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the Standard & Poor's 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

                      THE ENTERPRISE Group of Funds, Inc.

Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on that Portfolio Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

                              INTEREST RATE SWAPS

In order to attempt to protect the Portfolio investments from interest rate fluctuations, the Portfolios may engage in interest rate swaps. The Portfolios tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange of the Portfolio with another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

The Portfolio will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Portfolio's custodian bank.

The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

                    FOREIGN CURRENCY VALUES AND TRANSACTIONS

Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.

                      THE ENTERPRISE Group of Funds, Inc.

The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Portfolio Manager based upon its research.

To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

When the Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in an amount equal to the amount the

                      THE ENTERPRISE Group of Funds, Inc.

Portfolio would be required to pay upon exercise of the put.

                            CERTAIN OTHER SECURITIES

Except as otherwise indicated, the Portfolios may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Portfolio will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Portfolio's total assets.

                              MASTER DEMAND NOTES

All Portfolios may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Portfolio Managers, subject to the overall review of the Fund's Directors and Enterprise Capital Management, Inc., the adviser, monitor the financial condition of the issuers to insure that they are able to repay the notes.

                             REPURCHASE AGREEMENTS

All Portfolios may enter into repurchase agreements having maturities of seven days or less. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Fund's Custodian has possession of the security or collateral for the seller's obligation. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Portfolio Managers, subject to the overall review by the Fund's Directors and Enterprise Capital, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements. The Portfolios enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Portfolios will be fully collateralized and marked to market daily, other than those entered into by the Money Market Portfolio, which are valued on an amortized cost basis.

                       RESTRICTED OR ILLIQUID SECURITIES

All of the Portfolios may invest up to 10% of the assets of the Portfolios in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

                               FOREIGN SECURITIES

As noted above, under normal circumstances the International Growth Portfolio will invest primarily in foreign securities. All other Portfolios, except the

                      THE ENTERPRISE Group of Funds, Inc.

Government Securities Portfolio, the Tax-Exempt Income Portfolio and the Money Market Portfolio, may, subject to the 10% limitation, invest in foreign securities as well as both sponsored and unsponsored American Depository Receipts ("ADRs"), and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and Enterprise Capital, subject to the overall review of the Fund's Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                              FORWARD COMMITMENTS

Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Government Securities and Tax-Exempt Income Portfolios which will have a 20% limitation.

                               PORTFOLIO TURNOVER

In carrying out the investment policies described in this Prospectus, each Portfolio expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Portfolio Manager deems it appropriate to purchase or sell securities for a Portfolio. However, no Portfolio's annual portfolio turnover rate (other than the Money Market Portfolio for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable) is expected to exceed 100%.

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities by the average investments of the Portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which are borne directly by a Portfolio. Each Portfolio intends to elect and to comply with the various provisions of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. See "Taxes" at page 58. Among such requirements is a

                      THE ENTERPRISE Group of Funds, Inc.

limitation that less than 30% of the Portfolio's gross income in each taxable year may be derived from gains (without deduction for losses) from the sale or other disposition of stock or other securities held for less than three months. Accordingly, the ability of each Portfolio to effect certain transactions may be limited.

                                   INVESTMENT
                                  RESTRICTIONS

Except as indicated, each of the Portfolios has adopted certain investment restrictions and limitations for the purpose of reducing their exposure in specific situations.

No Portfolio will: (1) as to 75% of the assets of each Portfolio, invest more than 5% of the value of its total assets in the securities of any single issuer (other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940) if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer; (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than three years (the High-Yield Bond and Tax-Exempt Income Portfolios are not subject to this restriction); (4) except as to the Money Market Portfolio, as described below, invest more than 25% of its total assets in any one industry, provided that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, or Municipal Securities other than industrial development bonds issued by non-governmental users; and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered as a separate industry); (5) borrow money, except from a bank and only for temporary or emergency purposes, and such borrowings will not exceed 5% of the lower of the value or cost of the Portfolio's total assets; or (6) pledge, mortgage or hypothecate its assets to an extent greater than 5% of the value of its total assets. For purposes of restrictions (1) and (2), each Portfolio will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. Notwithstanding restriction (4), the Money Market Portfolio may invest in excess of 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities, and certain bank instruments issued by domestic banks. See "Investment Restrictions" in the Statement of Additional Information.

These investment limitations, and other limitations that are fundamental policies, that are described in greater detail in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of a Portfolio.

In addition, management of the Fund has adopted the following restrictions which apply to all of the Portfolios and may be changed only by the Board of Directors of the Fund. No Portfolio will: (A) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors; (B) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.),

                      THE ENTERPRISE Group of Funds, Inc.

(C) invest in oil, gas, or other mineral leases, or (D) engage in arbitrage transactions.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

The Managed Portfolio will not invest more than 15% of the value of its total assets in real estate investment trusts, commonly referred to as "REITS". The Managed Portfolio will not invest more than 5% of the value of its total assets in high-yield securities.

In order to qualify for federal income tax treatment as a regulated investment company for a taxable year, each Portfolio must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities or options thereon); (b) derive less than 30% of its gross income during such taxable year from the sale or other disposition of stock or securities (or options thereon) held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities). Under current law, compliance with the "30% test" described in clause (b) above may, in particular, limit a Portfolio's ability to utilize options in connection with its investment strategy.

                                HOW TO PURCHASE
                                PORTFOLIO SHARES

Enterprise Fund Distributors, Inc. ("the Distributor"), is the principal underwriter for shares of the Fund. The Distributor, whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, is a subsidiary of Enterprise Capital Management, Inc. Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly. The Funds offer four separate Classes of shares: Class A, B, C and Y shares, each with a different combination of sales charges, ongoing fees and other features. The offering of Class A, B, C and Y shares presents the investor with the opportunity to choose the sales charge and distribution fee arrangement which is most beneficial, depending on the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances.

Each class of shares of a Portfolio represent an identical interest in the investment portfolio of that Portfolio and has the same rights, except that (i) the Class A, B and C shares bear the expenses related to distribution and servicing of such shares, (ii) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures, and (iii) and only Class B shares have a conversion feature. The Classes also have separate exchange privileges. (See "How to Exchange Shares Among the Portfolios.") The income attributable to each class and the dividends

                      THE ENTERPRISE Group of Funds, Inc.

payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The following table sets forth a summary of the distribution arrangements for each class of shares of a Portfolio. A more detailed description of each Class is set forth below.

                               ANNUAL 12B-1
                               DISTRIBUTION        OTHER
               SALES CHARGE    AND SERVICE FEE   INFORMATION
               ------------    ---------------   -----------
Class A ..     Maximum 4.75%   0.45%             Initial sales
               initial sales   distribution      charge may be
               charge (except  fee (0.30% for    waived or
               Money Market)   Money Market)     reduced in
                                                 certain
                                                 circumstances.
                                                 $1 million
                                                 purchases,
                                                 pursuant to
                                                 waiver of
                                                 sales charge,
                                                 are subject to
                                                 a CDSC if
                                                 redeemed
                                                 within two
                                                 years.


Class B ..     CDSC for a      0.75%            Shares convert
               period of six   distribution     to Class A
               years equal to  fee (0.60% for   Shares
               5.00% during    Money Market)    approximately
               the first year  and 0.25%        eight years
               and declining   service fee      after
               to 0.00% after                   purchase.
               the sixth                        Available only
               year.                            to investors
                                                purchasing
                                                less than
                                                $250,000 in
                                                the aggregate.

Class  C ..    CDSC for a      0.75%            Available only
               period of one   distribution     to investors
               year equal to   fee (0.60% for   purchasing
               1.00%           Money Market)    less than
                               and 0.25%        $1,000,000 in
                               service fee      the aggregate.



In deciding which Class of shares to purchase, you should consider, investment goals, present and anticipated, purchase amounts, time horizons and temperaments. In addition, consideration should be given to: (1) the length of time you expect to hold your shares, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or upon redemption), (3) whether you qualify for the reduction or waiver of any applicable sales charge, (4) the various exchange privileges among different classes of shares and (5) the fact that Class B shares automatically convert to Class A shares approximately eight years after purchase. In addition, you should review certain eligibility requirements that may apply to purchasing a particular class of shares. (See, "Buying Class A Shares," "Buying Class B Shares" and "Buying Class C Shares" below.)

Initial investments per Class per Portfolio are subject to a minimum of $1,000, with subsequent investments made in amounts of $50 or more through the Fund's Transfer Agent or through dealers, subject to the following exceptions: (a) a lower initial minimum of $250 is accepted in connection with the Retirement Plans, with a minimum subsequent investment of $25; and (b) a lower initial minimum of $100 is accepted in connection with the Automatic Bank Draft Plan, with a minimum $25 for subsequent investments.

All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

Class A shares may be sold at net asset value, subject to appropriate documentation, through a dealer where the amount invested represents redemption proceeds from a registered open-end management

                      THE ENTERPRISE Group of Funds, Inc.

investment company not distributed by Enterprise Fund Distributors, Inc. or its affiliates if: (i) the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); (ii) such redemption has occurred no more than 90 days prior to purchase of Class A shares of the Fund; and (iii) the Fund, Enterprise Fund Distributors, Inc. or its affiliates have not agreed with such company or its affiliates, formally or informally, to sell Class A shares at net asset value or provide any other incentive with respect to such redemption and sale. Enterprise Distributors may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased subject to a minimum purchase of $10,000.

For accounts with balances under $1,000 as of July 31, an annual service charge of $25 per account registration per Portfolio will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts.

From time to time, the Fund temporarily may suspend the offering of shares of one or more of its Classes or Portfolios to new investors. During the period of such suspension, persons who are already shareholders of any such Class or Portfolio normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

Portfolio shares are purchased at the net asset value (plus, with the exception of the Money Market Portfolio Class A Shares, the applicable sales charge) next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The Distributor or the Fund may reject any orders.

BUYING CLASS A. Class A Portfolio shares are offered to the public at the net asset value next computed after receipt of the purchase order plus a maximum sales charge as to all Portfolios, other than the Money Market Portfolio Class A Shares, which carries no sales charge, of 4.75% of the offering price (4.99% of the amount invested) on a single purchase of up to $100,000. The sales charge is reduced on single purchases of $100,000 or more pursuant to the following table:

                                                                   DEALER
                                               SALES CHARGE       DISCOUNT
                               SALES CHARGE        AS A           OR AGENCY
                                   AS A        PERCENTAGE OF      FEE AS A
                              PERCENTAGE OF       AMOUNT        PERCENTAGE OF
                              OFFERING PRICE     INVESTED      OFFERING PRICE*
                              --------------   -------------   ---------------
Up to $99,999...............       4.75%           4.99%               4.00%
$100,000 up to $249,999.....       3.75%           3.90%               3.00%
$250,000 up to $499,999.....       2.50%           2.56%               2.00%
$500,000 up to $999,999.....       2.00%           2.04%               1.50%
$1,000,000 and up...........    None             None           See Below

---------------
* From time to time upon written notice to all of its dealers, Enterprise Distributors may hold special promotions for specified periods during which Enterprise Distributors may reallow dealers up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, Enterprise Distributors may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise.

Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge ("CDSC") if held for less than two years. Enterprise Fund Distributors, Inc. will pay authorized dealers an amount equal to 1% of the first $4.99 million of such purchases, plus .75 of 1% of amounts from $5-19.99 million, plus .50 of 1% of amounts in excess of $20 million. A CDSC of 1% will be imposed on the proceeds of the redemption of shares if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount of the lesser of (A) the net

                      THE ENTERPRISE Group of Funds, Inc.

asset value of shares at the time of purchase or (B) the net value of the shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor.

In determining the amount of purchase of Class A shares, the aggregate dollars being invested in all Portfolios excluding all dollars that have never been subject to a sales charge at one time or pursuant to a Letter of Intent by the investor, are aggregated to determine the applicable sales charge.

No sales charge applies to the reinvestment of dividends or capital gains distributions, except for dividends earned on the Money Market Portfolio and subsequently invested in a Portfolio other than the Money Market Portfolio.

No sales charge applies to purchases of Class A shares by any of the following:
(a) selling brokers, their employees and their registered representatives; (b) employees, clients or direct referrals of any Portfolio Manager or of Evaluation Associates, Inc. ("EAI"); (c) directors, former directors, employees or retirees of the Fund or of The Mutual Life Insurance Company of New York ("MONY") and its subsidiaries and employees of Computer Science Corporation; (d) immediate family and employee benefit plans of any of the foregoing; (e) certain employee benefit plans qualified under Sections 401 and 403 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code and certain payroll deduction plans, subject to minimum requirements with respect to number of participants or plan assets which may be established by the Distributor; (f) MONY and its subsidiaries; (g) clients of fee-based financial planners; and (h) financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity.

In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with the distributor which allows members to purchase shares of the Fund Class A shares at a sales load equal to 75% of the percentages in the above table, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.

An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value or at a reduced sales charge at any time.

BUYING CLASS B SHARES. Purchases of Class B shares will be processed at the net asset value next determined after receipt of your purchase order for less than $250,000. While not subject to a front-end sales charge, Class B shares may be subject to a CDSC upon redemption. If Class B shares of any Fund are redeemed within six years after the date on which a purchase order for Class B shares was accepted, a CDSC will be imposed by applying the appropriate percentage indicated below to the lesser of: (1) the net asset value of such shares at the time of purchase or (2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The

                      THE ENTERPRISE Group of Funds, Inc.

CDSC to be imposed on such share redemptions will be assessed according to the following schedule:

YEARS SINCE PURCHASE ORDER OF LESS         APPLICABLE CLASS B
    THAN $250,000 WAS ACCEPTED      CONTINGENT DEFERRED SALES CHARGE
----------------------------------  --------------------------------
Up to one year....................                5.00%
One year or more but less than 2
  years...........................                4.00%
Two years or more but less than 3
  years...........................                4.00%
Three years or more but less than
  4 years.........................                3.00%
Four years or more but less than 5
  years...........................                2.00%
Five years or more but less than 6
  years...........................                1.00%
Six or more years.................                None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of the same Portfolio eight years after the end of the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a prorata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increased due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distribu-

                      THE ENTERPRISE Group of Funds, Inc.

tions, (2) shares held for over 12 months, and (3) shares held the longest during the 12 month period.

REINVESTMENT PRIVILEGE. A shareholder of the Fund who redeems Shares and incurs a contingent deferred sales charge ("CDSC") may utilize a one-time privilege to reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in shares of the same Class of the Fund within 180 days of redemption. The amount of any CDSC also will be reinvested. The reinvested shares will retain their original cost and purchase date for the purposes of the CDSC. If a loss is realized on the redemption, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

EXEMPTIONS FROM CLASS A, B AND C CDSC. No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;
(b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Enterprise Portfolio, other than the Class A Money Market Fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

The CDSC does not apply to purchases of Class A shares at net asset value described under "Net Asset Value Purchases" above and will be waived in the case of redemptions of Class A, B or C shares in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code ("IRC") or from custodial accounts under the IRC Section 403(b)(7), individual retirement accounts under IRC Section 408(a), deferred compensation plans under IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the value of the account (only for Class B shares); and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B shares if within 180 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Enterprise Portfolio.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Enterprise Portfolio although a CDSC will be imposed on shares of the acquired Enterprise Portfolio purchased by exchange of shares subject to a CDSC. The imposition of an assessment of a CDSC will occur as of the date of the initial investment.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchase of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the

                      THE ENTERPRISE Group of Funds, Inc.

Employee Retirement Income Security Act and regulations thereunder. If such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and Enterprise Distributors will pay to the selling dealer a commission described above in "How to Buy Class A Shares."

For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to Enterprise Distributors pursuant to the Fund's Distribution Plan in connection with such shares will be retained by Enterprise Distributors. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse Enterprise Distributors for the amount of commission paid less the amount of the distribution fee with respect to such shares.

OTHER DEALER COMPENSATION. Enterprise Distributors will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by Enterprise Distributors ("Enterprise Funds") including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.

How the Net Asset Value is Computed. The net asset value per share for each Class of each Portfolio of the Fund is determined by dividing the total value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio for each Class. Net asset value per share is determined at the close of trading on each day the New York Stock Exchange is open for trading (currently 4:00 p.m., New York time) except that net asset value per share of the International Growth Portfolio may not, in certain circumstances, be determined on days when the New York Stock Exchange is open for trading but one or more foreign stock exchanges are not open for trading. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges after 4:00 p.m. New York time is used.

Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Domestic equity securities, for which market quotations are not readily available, and other assets are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities.

Securities held by the Money Market Portfolio are valued on an amortized cost basis. The Securities and Exchange Commission's rules relating to the amortized cost method involve valuing a security at its cost and amortizing any discount or premium over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%. At that point, the Board of Directors will promptly decide what action, if any, will be initiated. The Money Market Portfolio seeks

                      THE ENTERPRISE Group of Funds, Inc.

to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value. The Money Market Portfolio will not maintain a dollar weighted average portfolio maturity which exceeds 90 days.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends for each class. It is expected, however, that the net asset values of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and service related expense accrual differential among the classes.

Share Certificates. The Fund does not ordinarily issue certificates representing shares of the Portfolios. Instead, shares are held on deposit for shareholders by the Fund's Transfer Agent, which sends a statement of shares owned in each Portfolio to shareholders following each transaction in the shareholder's account. Certificates for full shares only (other than the Money Market Portfolio) are available at no charge at any time upon written request to the Transfer Agent. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available as to certificated shares.

                                  SHAREHOLDER
                                    SERVICES

For the convenience of investors, the following plans are available:

                          AUTOMATIC REINVESTMENT PLAN

Dividends and capital gains distributions may be automatically reinvested in the same Class of shares or, at the investor's election, may be paid out in cash. No sales charge is applied upon reinvestment of dividends or capital gains. This does not apply to Money Market Portfolio dividends invested in another Portfolio.

                           AUTOMATIC BANK DRAFT PLAN

An investor's bank account may be debited monthly for automatic investment into one or more of the Portfolios for each Class.

                           AUTOMATIC INVESTMENT PLAN

An investor may debit any Portfolio Account of a Class on a monthly basis for automatic investments into one or more of the other Portfolios of the same Class. The Portfolio from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise portfolio, or they may open a new account subject to an initial minimum investment of $100.

                          LETTER OF INTENT INVESTMENTS

Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge

                      THE ENTERPRISE Group of Funds, Inc.

will be applicable to the total dollar amount purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Class A investors wishing to enter into a Letter of Intent in conjunction with their investment in shares of the Portfolios should complete the appropriate portion of the new account application.

                         RIGHT OF ACCUMULATION DISCOUNT

Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of Class A shares of the Portfolios of the Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "How to Purchase Portfolio Shares" above on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor whether as a single investor or trustee of a plan will be aggregated upon notification of applicable accounts from the investor.

                                 CHECK WRITING

Investors in the Money Market Portfolio Class A Shares with opening balances in excess of $5,000 may redeem shares by check (a Redemption Check), as described under "Redemptions" below.

                       BANK PURCHASE AND REDEMPTION PLAN

Any investor may initiate an ACH (Automatic Clearing House) Purchase or Redemption directly to a bank account when proper instructions have been established on the account.

                           SYSTEMATIC WITHDRAWAL PLAN

The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed on the fifteenth day of the month or the preceding business day if the fifteenth is a Saturday or Sunday. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

                      THE ENTERPRISE Group of Funds, Inc.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. Enterprise will waive the contingent deferred sales charge on redemptions of Class B and C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

                                RETIREMENT PLANS

Shareholders may adopt Profit Sharing Plan, Money Purchase Plan, IRA and other retirement plans funded by Portfolio shares and other investment which plans have been approved by the Internal Revenue Service.

The costs of these plans (exclusive of the retirement plans on which a $10 annual custodial fee is charged) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Portfolios of the Fund. Additional information concerning these plans is available from the Distributor upon request.

                                HOW TO EXCHANGE
                                SHARES AMONG THE
                                   PORTFOLIOS

An exchange represents the sales of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Shares of a Portfolio which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Portfolio which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Portfolio. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period for the newly acquired shares of other Enterprise Portfolios. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

EXCHANGES OF CLASS A SHARES. You may exchange your Class A shares for Class A shares of any Enterprise Portfolio. Class A shares of any Enterprise Portfolio cannot be exchanged for Class B, C or Y shares of any Enterprise Portfolio.

EXCHANGES OF CLASS B SHARES. Class B shares of all Enterprise Portfolios are exchangeable for Class B shares of any other Enterprise Portfolio. Class B shares of any Enterprise Portfolio cannot be exchanged for Class A, C or Y shares of any Enterprise Portfolio.

EXCHANGE OF CLASS C SHARES. Class C shares of all Enterprise Portfolios are exchangeable for Class C shares of any other Enterprise Portfolio. Class C

                      THE ENTERPRISE Group of Funds, Inc.

shares of any Enterprise Portfolio cannot be exchanged for Class A, B or Y.

Exchanges may be directed by:

1. calling:  Enterprise Shareholder Services
             1-800-368-3527

2. writing: Enterprise Shareholder Services
            P.O. Box 419731
            Kansas City, MO 64141-6731

The minimum initial investment rules applicable to a Portfolio apply to any exchange where the exchange results in a new account being opened in such Portfolio. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Portfolio which are transferred to other Portfolios are not considered Portfolio exchanges but purchases.

To exchange by letter, state the name of the Portfolio you are exchanging from, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the Portfolio into which you are exchanging. Sign your name(s) exactly as it appears on your account statement.

The Fund reserves the right not to allow the exercise of the exchange privilege in less than two-week intervals. The Fund reserves the right to restrict the exchange from any Portfolio until funds have been held in that Portfolio for at least seven days. The Fund further reserves the right to discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee.

In addition, with regard to exchange requests made by market timers on behalf of clients, the Fund reserves the right to delay settlement up to seven days if it is determined by the Portfolio Manager that immediate settlement would harm the Portfolio.

Before engaging in an exchange transaction, a shareholder should read carefully the parts of this Prospectus describing the Portfolio into which the exchange will occur. See "Investment Objectives and Policies of the Portfolios." Shareholders must elect to authorize the Fund's transfer agent to act upon telephone exchange requests. Shareholders are subject to risk should they elect to exchange by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and should the Fund or its transfer agent fail to institute such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchanges are activated by instructions received from a shareholder or any person claiming to act as the shareholder's representative who can provide the Transfer Agent with account registration information.

Exchanges are taxable as redemptions on which gains or losses may be recognized.

                                 HOW TO REDEEM
                                PORTFOLIO SHARES

Any shareholder may require the Fund to redeem his or her shares in any Portfolio. The redemption price will be the net asset value per share next determined after receipt of all required information.

                                  REDEMPTIONS

Redemptions may be made: (1) by telephone; (2) in writing; (3) by wire, if the appropriate request forms

                      THE ENTERPRISE Group of Funds, Inc.

have been submitted; or (4) as to the Class A Money Market Portfolio, by check writing. Payment for shares redeemed will be made within seven days after the request has been properly made and received. Shares purchased by check may not be redeemed until such shares have been on the Fund's books for at least 15 calendar days.

                             TELEPHONE REDEMPTIONS

The Fund accepts telephone requests for redemptions from shareholders who have authorized this service. Telephone requests for redemption may be made by calling the Transfer Agent at 1-800-368-3527. Anyone making a telephone redemption request must furnish: (1) the name and address of record of the registered owner(s); (2) the account number; (3) the amount to be withdrawn; and
(4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into any other Portfolio. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. Shareholders also have the option to have redemption proceeds transferred directly to a bank account through the Automatic Clearing House (ACH) system. All applicable bank information must be established on the account before this type of redemption is initiated. Shareholders are subject to risk should they elect to redeem by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its transfer agent fail to utilize reasonable procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                              WRITTEN REDEMPTIONS

Redemption requests may be made in writing, accompanied by any issued share certificates, to:

                        Enterprise Shareholder Services
                                P.O. Box 419731
                           Kansas City, MO 64141-6731

Such written redemption requests and any share certificates or a stock power must be endorsed by the investor. A signature guarantee is required if the redemption proceeds exceed $50,000 or the proceeds are to be sent to an address other than the address of record or to a person other than the registered holder. A signature guarantee may be secured from a member firm of a domestic securities exchange or by a commercial bank, savings and loan association, credit union or trust company. Further documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees or guardians.

                                WIRE REDEMPTIONS

For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. On written requests, funds may be wired to any bank. On a telephone request, funds may be wired only to the bank previously designated by you in writing. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single, previously designated bank account. Requests received prior to 4:00 p.m. (New York time) by the Fund's Transfer Agent, will result in shares being redeemed at the next determined net asset value, and the proceeds normally will be sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request may be

                      THE ENTERPRISE Group of Funds, Inc.

delayed by the Fund for up to seven days if the Fund deems it appropriate under the then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by any authorized person at 1-800-368-3527. This privilege may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to the Transfer Agent.

                                 CHECK WRITING

A check redemption feature is available on the Money Market Portfolio Class A shares in accounts with opening balances of more than $5,000. Redemption Checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five Redemption Checks per month may be written without charge. Each additional Redemption Check over five in any given month will be subject to a $5 fee. Redemption Checks are free and may be obtained by contacting Enterprise Shareholder Services, at the telephone number or address set forth above. A $25 fee will be imposed on any account for stopping payment of a Redemption Check upon request by the shareholder. It is not possible to use a Redemption Check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a contingent deferred sales charge as described below. The amount of the check will be honored in full only if there are sufficient funds available in the account to cover the fee amount of the check plus applicable contingent deferred sales charge, if any.

                      CONTINGENT DEFERRED SALES CHARGE --
                       LARGE ORDER NAV PURCHASE PRIVILEGE

A contingent deferred sales charge of 1% may be imposed upon redemption of Class A shares that are purchased in an amount in excess of $1,000,000 if they are redeemed within two years of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); and (d) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account.

                      CONTINGENT DEFERRED SALES CHARGE --
                              CLASS B AND C SHARES

A contingent deferred sales charge may be imposed upon redemption of Class B and C shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B and C shares. Appreciation is the difference between the share cost of the lot (net asset value at time of purchase) and the current price at the time of redemption multiplied by the number of shares redeemed. Redemption must occur to realize appreciation.

The contingent deferred sales charge will be waived: (a) in the event of total disability (as evidenced by a determination of the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of shares being redeemed; (b) in the event of the death of the

                      THE ENTERPRISE Group of Funds, Inc.

shareholder (including registered joint owner); (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" above); and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59-1/2 and required minimum distributions after age 70-1/2.

The CDSC charge B shares is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                   CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE     SALES CHARGE
---------------------------------  -------------------
First............................           5%
Second...........................           4%
Third............................           4%
Fourth...........................           3%
Fifth............................           2%
Sixth............................           1%

The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor takes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the $6,000 in share value, the contingent deferred sales charge would be payable only with respect to $5,000 because neither the $500 of reinvested dividends nor the $500 of share appreciation is subject to the charge. The charge would be at the rate of 4% ($200) because it was in the second year after the purchase was made.

Class C shares are subject to a 1.00% CDSC for one year from the date the order is received.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a daily basis. The period of ownership for this purpose begins the first day in which the order for the investment is received. For example, a Class B investment made in June, 1996 will be eligible for the 4% charge if redeemed on or after June 1, 1997. In the event no specific order is requested, the redemption will be made first from shares representing dividends and then from the earliest purchase of shares.

                             REDEMPTIONS -- GENERAL

The Fund's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the appropriate Portfolio. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future, but it reserves the right to provide redemptions in assets of a Portfolio should considerations and the size of the Portfolio require that method of redemption. The Fund has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Portfolio at the beginning of such period.

The Fund reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

                               DISTRIBUTION PLANS

Class A, Class B and Class C shares of each Portfolio have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Class A, Class B and Class C shares of each of the

                      THE ENTERPRISE Group of Funds, Inc.

Funds are authorized to pay Enterprise Distributors a distribution fee for expenses incurred in connection with the distribution of shares of the Portfolio and a service fee for shareholder servicing.

CLASS A SHARES. Class A shares of each Portfolio pay Enterprise Distributors a distribution fee at the annual rates of .45% of each Portfolio's average daily net assets with the exception of the Money Market Portfolio which pays .30% of the average daily net assets.

CLASS B SHARES. Class B shares of each Portfolio pay Enterprise Distributors a distribution fee at the annual rate of .75% of each Portfolio's average daily net assets with the exception of the Money Market Portfolio which pays a distribution fee of .60% of average daily net assets. Class B shares of each Portfolio will also pay a service fee at the annual rate of .25% of each Portfolio's average daily net assets.

CLASS C SHARES. Class C shares of each Portfolio pay Enterprise Distributors a distribution fee at the annual rate of .75% of each Portfolio's average daily net assets with the exception of the Money Market Portfolio which pay a distribution fee of .60% of average daily net assets. Class C shares of each Portfolio will also pay a service fee at the annual rate of .25% of each Portfolio's average daily net assets.

USE OF DISTRIBUTION AND SERVICE FEES. All or a portion of the distribution fees paid by either Class A, B or C shares may be used by Enterprise Distributors to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the service fees paid by the Class A, Class B or Class C Plans may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by Enterprise Distributors but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that Enterprise Distributors may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Fund's expenses from what they would otherwise be. The Board reviews the Fund's distribution and service fee payments and may reduce or eliminate the fee at any time without further obligation of the Portfolio except for the reimbursement of certain expenses as provided under the Plan for Class B shares. The SAI contains more information about the Adviser's Agreement and the Plans.

In addition to distribution and service fees paid the Fund under Class A, Class B and Class C Plans, Enterprise Capital (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

                                  PERFORMANCE
                                  COMPARISONS

Investors may look to mutual fund reporting services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Wiesenberger Dealer Services, Computer Directions Adviser Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc., Salomon Brothers Corporate Bond Rate-of-Return Index, Shearson Lehman Municipal Bond Index, Bond-20 Bond Index and mortgage trade and other publications to compare the

                      THE ENTERPRISE Group of Funds, Inc.

performance of each Portfolio with other mutual funds in that Portfolio's category. Comparative performance information from these sources may be used by the Fund in advertising.

From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Personal Investors, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue Mutual Funds and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

From time to time, the Fund may advertise a Portfolio's "yield" and "total return." Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. For Portfolios other than the Money Market Portfolio, the yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such Period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semiannual basis.

Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income per share for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $1). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Portfolio for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

A Portfolio may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

Advertisements of the Portfolio's total return disclose the Portfolio's average annual compounded total return for its most recently completed fiscal year and the appropriate periods since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the front end sales charge applicable to sales of Portfolio shares (other than the Money Market Portfolio) is assumed to have been paid.

Any distribution rate, yield or total rate of return figure should not be considered as representative of the performance of a Portfolio in the future. In addition, the Income Portfolios' performance figures are not directly comparable to those of bank deposits

                      THE ENTERPRISE Group of Funds, Inc.

and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Portfolios' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Portfolio, but also on the changes in the current value of such securities and on changes in the Portfolios' expenses. For narrative discussions of the Fund's performance including graphs comparing Portfolios to various securities indexes, please request a copy of an Annual Report to Shareholders from the Fund.

The Money Market Portfolio's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors.

                             MANAGEMENT OF THE FUND

                                   DIRECTORS

The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of Maryland, and it is primarily responsible for reviewing the activities of Enterprise Capital, the various Portfolio Managers and the Distributor under the Investment Advisory and Portfolio Manager Agreements and the Distributor's Agreement and Plan of Distribution which relate to the operations of the Fund and its Portfolios. Information concerning the Directors, including their names, positions, terms of office and principal occupations during the past five years, is contained in the Statement of Additional Information.

                        INVESTMENT ADVISER ARRANGEMENTS

The Fund has entered into an Investment Adviser's Agreement with Enterprise Capital Management, Inc. ("Enterprise Capital") which, in turn, has Portfolio Management agreements with each of the Portfolio Managers discussed below. Enterprise Capital acts as the Portfolio Manager for the Money Market Portfolio. It is Enterprise Capital's responsibility to select, subject to the Board of Directors' review and approval, Portfolio Managers who have distinguished themselves by able performance in their respective areas of responsibility and to review their continued performance. Enterprise Capital is assisted in this duty by Evaluation Associates, Inc., which has had 25 years of experience in evaluating investment advisers for individuals and institutional investors.

Enterprise Capital and the Fund have received an exemptive order from the Securities and Exchange Commission which permits Enterprise, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Portfolio Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, Enterprise Capital is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Shareholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.

                      THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital is also responsible for conducting all operations of the Fund except those operations contracted to the Transfer Agent and Custodian. Enterprise Capital is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"), one of the nation's largest insurance companies. Enterprise Capital, which was incorporated in 1986, served as principal investment adviser to Alpha Fund, Inc., the predecessor of the Fund's Growth Portfolio. Enterprise Capital's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

                               PORTFOLIO MANAGERS


The following sets forth certain information about each of the Portfolio Managers, the annual rate of compensation as a percentage of the Portfolio's net assets paid to Enterprise Capital ("Management Fee") and the portion of the Management Fee that Enterprise Capital pays to the respective Portfolio Managers. Portfolio Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Portfolio Managers manage assets in excess of $300 billion for all clients, including The Enterprise Group of Funds.


                                GROWTH PORTFOLIO


The Portfolio Manager of the Growth Portfolio is Montag & Caldwell, Inc. ("Montag & Caldwell"). It has served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Portfolio, since the Fund was organized in 1968. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day to day investment management of the Portfolio and has more than 33 years experience in the investment industry. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. It is controlled by Allegheny Corporation, a holding company owning 100% of the stock of Montag & Caldwell. Total assets under management for all clients at June 30, 1997, approximated $12 billion. Usual investment minimum: $20 million. Representative clients include:
Alexander & Alexander Services; American Business Products; and Wake Forest University. Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326. The Management Fee paid by the Growth Portfolio is
 .75% of net assets, and the Portfolio Manager receives 40% of that fee for assets under management up to $100,000,000; 33% for assets from $100,000,000 to $200,000,000; and 27% for assets greater than $200,000,000.


                          GROWTH AND INCOME PORTFOLIO


The Portfolio Manager of the Growth and Income Portfolio is Retirement System Investors Inc. which is a subsidiary of Retirement Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day management of the Portfolio and has more than 30 years experience in the investment industry. Total assets under management for Retirement Investors Inc. was $545 million as of June 30, 1997. The Management Fee is .75%, and the Portfolio Manager receives 40% of that fee for assets under management up to $100,000,000; 33% of that fee on the next $100,000,000; and 27% for assets greater than $200,000,000.


                                EQUITY PORTFOLIO

The Portfolio Manager of the Equity Portfolio is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. Eileen Rom-

                      THE ENTERPRISE Group of Funds, Inc.

inger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. Ms. Rominger has more than 18 years experience in the investment industry. The annual Management Fee is .75% and the Portfolio Manager receives 53% of that fee for assets under management up to $100,000,000 and 40% of that fee thereafter. The Portfolio Manager had approximately $57 billion under management as of June 30, 1997. Usual investment minimum is $10 million. Representative clients include Pacific Telesis Group, Caterpillar, Inc. and New York State Electric & Gas. OpCap's address is One World Financial Center, New York, New York 10281.


                            EQUITY INCOME PORTFOLIO


The Portfolio Manager of the Equity Income Portfolio is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Portfolio and has more than 33 years experience in the investment industry. Total assets under management (for the Equity Income Portfolio and all other accounts managed) at June 30, 1997, were approximately $1.3 billion. Usual investment minimum: $20 million. The Management Fee paid by the Equity Income Portfolio is .75% of net assets, and the Portfolio Manager receives 40% of that fee for assets under management up to $100,000,000 and 30% thereafter.


                         CAPITAL APPRECIATION PORTFOLIO


The Portfolio Manager of the Capital Appreciation Portfolio is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly owned subsidiary of United Asset Management, Inc. Jeffrey J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Portfolio. He has more than 24 years experience in the investment industry. Representative clients include:
Bell Atlantic, McGraw-Hill and International Paper Co. Its address is 300 North Lake Avenue, Pasadena, California 91101. As of June 30, 1997, total assets under management for all clients were $19 billion. Usual investment minimum: $5 million. The Management Fee is .75% and the Portfolio Manager receives 66% of that fee for assets under management up to $100 million; 60% for assets under management for the next $100 million; and 40% for assets thereafter.


                         SMALL COMPANY GROWTH PORTFOLIO


The Portfolio Manager of the Small Company Growth Portfolio is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). Its offices are at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. Pilgrim Baxter is a wholly owned subsidiary of United Asset Management, Inc. Gary Pilgrim, Chief Investment Officer of the firm, and Michael D. Jones, Portfolio Manager/Analyst, are responsible for the day-to-day management of the Portfolio and have more than 40 years combined experience in the investment industry. As of June 30, 1997, total assets under management for all clients were $14.2 billion. Usual investment minimum: $20 million. The Management Fee is 1.00% and the Portfolio Manager receives 65% of that fee for assets under management up to $50 million; and 55% for assets under management for the next $50 million; and 45% for assets thereafter.


                      THE ENTERPRISE Group of Funds, Inc.

                         SMALL COMPANY VALUE PORTFOLIO


The Portfolio Manager of the Small Company Value Portfolio is GAMCO Investors, Inc. ("GAMCO"). Its offices are located at One Corporate Center, Rye, New York 10580. GAMCO is a majority owned subsidiary of Gabelli Funds, Inc. GAMCO's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception and is responsible for the day-to-day management of the Portfolio and has more than 26 years of experience in the investment industry. As of June 30, total assets under management for all clients were $5.4 billion. Usual investment minimum is $.5 million. The Management Fee is .75% and the Portfolio Manager receives 53% of that fee for assets under management up to $1 billion and 40% for assets in excess of $1 billion.


                         INTERNATIONAL GROWTH PORTFOLIO


The Portfolio Manager of the International Growth Portfolio is Brinson Partners, Inc. ("Brinson"). Day-to-day management of this Portfolio is performed by a committee. Brinson Partners is a wholly-owned subsidiary of Swiss Bank Corporation. As of March 31, 1997, Brinson's assets under management for all clients approximated $75 billion. Usual investment minimum: $25 million. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. The Management Fee is .85%, and the Portfolio Manager receives 53% of that fee for assets under management up to $100 million; 41% of that fee for assets under management from $100 million to $200 million; 38% of that fee for assets from $200 million to $500 million; and 29% of that fee for assets greater than $500 million.


                        GOVERNMENT SECURITIES PORTFOLIO


The Portfolio Manager of the Government Securities Portfolio is TCW Funds Management, Inc. The firm, founded in 1971, is a wholly-owned subsidiary of TCW Management Company, a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Philip A. Barach, Managing Director, and Jeffrey E. Gundlach, Managing Director, are responsible for the day-to-day investment management of the Portfolio and have more than 33 years combined experience in the investment industry. As of March 31, 1997 TCW and its affiliated companies had approximately $50.5 billion under management or committed for management in various fiduciary and advisory capacities. Usual investment minimum: $35 million. The firm's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Management Fee is .60% and the Portfolio Manager receives 50% of that fee for assets under management up to $50,000,000 and 42% of that fee for assets under management greater than $50,000,000.


                           HIGH-YIELD BOND PORTFOLIO


The Portfolio Manager of the High-Yield Bond Portfolio is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and is owned by its employees. James Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Portfolio. He has more than 28 years of investment industry experience. Caywood-Scholl provides investment advice exclusively with respect to high yield, low grade fixed income instruments. As of June 30, 1997, assets under management for all clients approximated $795 million. Usual investment minimum: $1


                      THE ENTERPRISE Group of Funds, Inc.

million. The address of Caywood-Scholl Capital Management is 4350 Executive Drive, Suite 125, San Diego, California 92121. The Management Fee is .60%, and the Portfolio Manager receives 50% of that fee for assets up to $100,000,000 and 42% of that fee for assets above $100,000,000.

                          TAX-EXEMPT INCOME PORTFOLIO


The Portfolio Manager of the Tax-Exempt Income Portfolio is Morgan Stanley Asset Management, Inc. ("Morgan Stanley"), which was founded in 1975 and serves as investment manager to a variety of institutional investors. Gerald P. Barth, Vice President, is responsible for the day-to-day management of the Portfolio and has more than 13 years industry experience. Morgan Stanley is a wholly-owned subsidiary of Morgan Stanley Group, Inc., which is a publicly owned investment banking firm. As of June 30, 1997, Morgan Stanley managed approximately $83.1 billion of assets for its various clients. Usual investment minimum: $25 million Its address is 1221 Avenue of the Americas, New York, New York 10020. The Management Fee is .50%, and the Portfolio Manager receives 50% of that fee for assets under management up to $50,000,000 and 30% of that fee for assets above $50,000,000.


                               MANAGED PORTFOLIO


The Portfolio Manager of the Managed Portfolio is OpCap Advisors, a majority owned subsidiary of Oppenheimer Capital, a general partnership. The investments of the Managed Portfolio are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. He has more than 23 years of investment industry experience. As of June 30, 1997, Oppenheimer Capital and its affiliates had over $57 billion under management. Its usual investment minimum is $10 million. Its address is One World Financial Center, New York, New York 10281. The Management Fee is .75% and the Portfolio Manager receives 53% of that fee for assets up to $100,000,000 and 40% of that fee for assets in excess of $100,000,000.


                             MONEY MARKET PORTFOLIO


The Portfolio Manager of the Money Market Portfolio is Enterprise Capital, a wholly-owned subsidiary of MONY. Its address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Enterprise Capital utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Portfolio. Day-to-day management of the Portfolio is performed by a committee. MONY's address is 1740 Broadway, New York, New York 10019. Enterprise Capital began operating as Portfolio Manager on May 1, 1992. Total money market assets in the Portfolio at June 30, 1997, approximated $67.5 million. The Management Fee is .35%.


                              PAYMENT OF EXPENSES

The Investment Advisory Agreement obligates Enterprise Capital to provide investment advisory services to the Portfolios of the Fund and to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities and for paying the compensation of the officers of the Fund. Each Portfolio pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses is allocated to each Portfolio either on the basis of its asset size, on the basis of special needs of such Portfolio, or equally, as is deemed appropriate. These expenses include expenses such as: custodial, transfer agent, brokerage, auditing and legal

                      THE ENTERPRISE Group of Funds, Inc.

services, the printing of Prospectuses sent to existing shareholders, expenses relating to bookkeeping and recording and determining the net asset value of shares, and the expenses of qualification of a Portfolio's shares under the federal and state securities laws. The Fund's Board of Directors annually reviews allocation of expenses among the Portfolios.


Enterprise Capital has advised the Fund that it will reimburse such portion of the fees due to it under the Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1997 and ending no earlier than December 31, 1997, that expenses incurred by the Portfolios will not exceed the following percentages of average annual assets (annualized for periods of less than a fiscal year): Growth (A) 1.60%; (B) 2.15%; (C) 2.15%; Growth and Income
(A) 1.50%; (B) 2.05%; (C) 2.05%; Equity (A) 1.60%; (B) 2.15%; (C) 2.15%; Equity
Income (A) 1.5%; (B) 2.05%; (C) 2.05%; Capital Appreciation (A) 1.75%; (B)
2.30%; (C) 2.30%; Small Company Growth (A) 1.85%; (B) 2.40%; (C) 2.40%; Small
Company Value (A) 1.75%; (B) 2.30%; (C) 2.30%; International Growth (A) 2.0%;
(B) 2.55%; (C) 2.55%; Government Securities (A) 1.3%; (B) 1.85%; (C) 1.85%;
High-Yield Bond (A) 1.3%; (B) 1.85%; (C) 1.85%; Tax-Exempt Income (A) 1.25%; (B)
1.80%; (C) 1.80%; Managed (A) 1.75%; (B) 2.30%; (C) 2.30%; and Money Market (A)
1.0%; (B) 1.55%; (C) 1.55%. The Portfolio Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.



Enterprise Capital and the Fund entered into five agreements pursuant to which Enterprise Capital advanced on behalf of the Fund $33,748 to cover the costs of expanding the series to include a Small Company Value Portfolio; $34,116 of expanding the series to include a Managed Portfolio; and $40,378 for expanding the series to include an Equity Portfolio and completing the appropriate registrations under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreements provide that these amounts will be repaid by each Portfolio, in five equal annual increments without interest, commencing at the end of the first fiscal year at which each such Portfolio have total net assets of $5 million or more. The Small Company Value Portfolio and Managed Portfolio have commenced such payments.


                                     TAXES

Each Portfolio of the Fund has qualified and intends to continue to qualify as a "regulated investment company" in 1997 under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Code, each Portfolio is regarded as a separate regulated investment company. If any Portfolio qualifies as a "regulated investment company" and complies with provisions of the Code which require regulated investment companies to distribute substantially all of their net income (both ordinary income and capital gain), the Portfolios will be relieved of federal income tax on the amounts distributed.

Dividends declared out of a Portfolio's net investment income, taking account of its realized short-term capital gains to the extent that they exceed its realized short-term capital losses but not taking account its realized long-term capital gains and losses, are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Portfolio complies with certain requirements, some or all of the dividends (excluding

                      THE ENTERPRISE Group of Funds, Inc.

capital gain dividends, as defined in the Code) received by the Portfolio's corporate shareholders may qualify for the 70% dividends received deduction available to corporations.

Distributions declared out of a Portfolio's realized net capital gain (realized net long-term capital gains in excess of realized net short-term capital losses) and designated by the Portfolio as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as long-term capital gain without regard to the length of time a shareholder has held stock of the Portfolio and regardless of whether paid in cash or additional shares.

The Portfolios may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from Back-Up Withholding.

Distributions from retirement plans are also subject to 20% federal withholding if the shareholder fails to provide a tax identification number to the trustee or custodian and funds are not rolled over.

No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

                          TAX-EXEMPT INCOME PORTFOLIO

Dividends derived from interest on Municipal Securities and designated by the Portfolio as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net long-term capital gains realized by the Portfolio are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income realized by the Portfolio will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to all distributions made by the Portfolio during each year. As with shares in all Portfolios, a sale, exchange or redemption of shares in the Tax-Exempt Income Portfolio is a taxable event and may result in capital gain or loss. In addition, generally any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

The Tax-Exempt Income Portfolio declares and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Portfolio on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

The Tax Reform Act of 1986 makes income from certain "private activity" bonds issued after August 7, 1986, an item of tax preference for the alternative minimum tax at a maximum rate of 28% for individuals and 20% for corporations. If the Portfolio invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Portfolio distributions derived from interest income on those bonds. The Tax-Exempt Income Portfolio

                      THE ENTERPRISE Group of Funds, Inc.

does not intend to invest more than 20% of its assets in private activity bonds. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Portfolio, is taken into account in determining that portion of Social Security benefits which is taxed.

The treatment for state and local tax purpose of distributions from the Tax-Exempt Income Portfolio representing Municipal Securities interests will vary according to the laws of state and local taxing authorities.

                              FOREIGN INCOME TAXES

Investment income received by the International Growth Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolio's assets to be invested within various countries is not known. The Portfolio intends to operate so as to obtain treaty-reduced rates of tax where applicable.

To the extent that this Portfolio is liable for foreign income taxes withheld at the source, the Portfolio also intends to operate so as to meet the requirements of the Code to "pass through" to the Portfolio's shareholders credits for foreign income taxes paid, but there can be no assurance that the Portfolio will be able to do so.

                                   EXCISE TAX

The Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Portfolio of the Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

                                    GENERAL

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Portfolios and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each Portfolio's shareholders.

Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                                 DIVIDENDS AND
                                 DISTRIBUTIONS

It is the Fund's intention to distribute substantially all of the net investment income and realized net capital

                      THE ENTERPRISE Group of Funds, Inc.

gains, if any, of each Portfolio. The per share dividends and distribution on each class of shares of a Portfolio will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Portfolio will consist of substantially all dividends received, interest accrued, net short-term capital gains realized by such Portfolio less the estimated expenses of such Portfolio.

Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Portfolio at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Portfolios will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Portfolios until the shareholder notifies the Transfer Agent or the Portfolio in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

Distributions of capital gains from each of the Portfolios, other than the Money Market Portfolio, are made annually. Dividends from investment income of the Equity Portfolios (except the Equity Income Portfolio) and Managed Portfolio are declared and paid annually. Dividends on the Equity Income Portfolio are paid semiannually. Dividends from investment income of the Income Portfolios are declared daily and paid monthly. Dividends from investment income and any net realized capital gains of the Money Market Portfolio are declared daily and reinvested monthly in additional shares of the Money Market Portfolio at net asset value.

                                   BROKERAGE
                                  TRANSACTIONS

Each Portfolio Manager selects the brokerage firms which complete portfolio transactions for that Portfolio, subject to the overall direction and review of Enterprise Capital and the Board of Directors of the Fund.

The initial criterion which must be met by any Portfolio Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Portfolio Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. All brokerage transactions shall comply with Investment Company Act Rule 17e-1.

Subject to this primary objective, the Portfolio Managers may select for brokerage transactions those firms which furnish brokerage and research services to the Fund, Enterprise Capital, and the respective Portfolio Managers, or those firms who agree to pay certain of the Fund's expenses, including certain cus-

                      THE ENTERPRISE Group of Funds, Inc.

todial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Fund.

                                    GENERAL
                                  INFORMATION

                              ORGANIZATION OF FUND

The Fund was incorporated January 2, 1968, as Alpha Fund, Inc., and its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and it expanded into a series fund and Alpha Fund became the Growth Portfolio of the Fund. The Money Market Portfolio was added commencing May 1, 1990; the Small Company Value Portfolio was added commencing October 1, 1993; the Managed Portfolio was added commencing October 3, 1994; and the Growth and Income Portfolio, Equity Portfolio and Small Company Growth Portfolio were added on May 1, 1997. Class B and Y shares were established May 1, 1995. Class C shares were established on May 1, 1997. The Fund is a Maryland corporation. Each Portfolio of the Fund is diversified, as that term is defined in the Investment Company Act of 1940.

                            OTHER CLASSES OF SHARES

Each Portfolio currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class A, Class B and Class C shares are the only classes of shares offered by this Prospectus. Class Y shares are only available to certain institutional purchasers of $1 million or more, and to The Mutual of New York Employee 401(k) Plan and the Enterprise Capital Management, Inc. 401(k) Plan. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc. or other financial institutional buyer. Wrap account clients of broker/dealers and former Retirement System Fund Inc. shareholders are offered Class Y shares at a lower minimum purchase amount.

                                 CAPITAL STOCK

The authorized capital stock of the Fund consists of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into thirteen series with each series representing a separate Portfolio. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new classes will be authorized by the Board from time to time as new Portfolios with separate investment objectives and policies are established.

Each class of shares is entitled to participate in dividends and distributions declared by the respective Portfolios and in net assets of such Portfolios upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under "How to Redeem Fund Shares."

                      THE ENTERPRISE Group of Funds, Inc.

                                 VOTING RIGHTS

Shares of each Portfolio are entitled to one vote per share and fractional votes for fractional shares. The Fund's shareholders have the right to vote on the election of Directors of the Fund and on any and all other matters on which, by law or the provisions of the Fund's bylaws, they may be entitled to vote.

Each series (i.e., Portfolio) of the Fund is further divided into four classes of shares: Class A, Class B, Class C and Class Y. Class A, Class B, Class C and Class Y shares represent interests in the same assets of a Portfolio and are identical in all respects, except that Class A and Class B, and Class C shares bear certain expenses related to distribution and servicing of such shares.

On matters relating to all Portfolios or Classes of shares and affecting all Portfolios or Class of shares in the same manner, shareholders of all Portfolios or Classes of shares are entitled to vote. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Each class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

The Fund and its Portfolios are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Fund, or the Investment Company Act of 1940. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                        CUSTODIAN, TRANSFER AND DIVIDEND
                                DISBURSING AGENT

State Street Bank & Trust Company of Boston, Massachusetts acts as Custodian of the Fund's assets.

National Financial Data Services, Inc. acts as the Fund's Transfer Agent and Dividend Disbursing Agent. National Financial Data Services, Inc. is a joint venture of State Street Bank & Trust Company of Boston, Massachusetts and DST Systems, Inc. of Kansas City, Missouri.

                            REPORTS TO SHAREHOLDERS

The Fund sends to all its shareholders annual and semiannual reports, including a list of investment securities held in the Portfolios.

                                    APPENDIX

                      DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of out-

                      THE ENTERPRISE Group of Funds, Inc.

standing Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short term obligations generally having a maturity of less than nine months.

New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings. Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

                   FLOATING RATE AND VARIABLE RATE SECURITIES

The Tax-Exempt Income Portfolio may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                      THE ENTERPRISE Group of Funds, Inc.

                             Investment Adviser
                     Enterprise Capital Management, Inc.
                           Atlanta Financial Center
                          3343 Peachtree Road, N.E.
                                  Suite 450
                            Atlanta, GA 30326-1022

                                 Distributor
                      Enterprise Fund Distributors, Inc.
                           Atlanta Financial Center
                          3343 Peachtree Road, N.E.
                                  Suite 450
                            Atlanta, GA 30326-1022
                    Telephone: 1-800-432-4320 (Toll Free)

                                  Custodian
                     State Street Bank and Trust Company
                                  Boston, MA

                                Transfer Agent
                    National Financial Data Services, Inc.
                        1004 Baltimore Ave., 2nd Floor
                          Kansas City, MO 64105-2112
                    Telephone: 1-800-368-3527 (Toll Free)

                           Independent Accountants
                           Coopers & Lybrand L.L.P.
                                 Atlanta, GA

                    Member - Investment Company Institute


                     [Enterprise Group of Funds(TM) Logo]

                                1-800-432-4320

                           www.enterprisegroup.com